UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement [ ]  Confidential, for Use of the Commission
                                     Only (as permitted  by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12



                              Z TRIM HOLDINGS, INC.
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
      ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)

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     applies:

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     to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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

                              Z TRIM HOLDINGS, INC.
                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060

     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 22, 2007 To the Stockholders of Z Trim Holdings, Inc.:

     You are cordially invited to attend the Annual Meeting of Stockholders of Z Trim Holdings, Inc. (the "Company"), to be held at 10:00 a.m. Central Standard Time on August 22, 2007 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois for the following purposes:

1. To elect a Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualify;

2. To ratify the appointment of Spector & Wong, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2007;

3. To amend the Company's 2004 Equity Incentive Plan (the "Plan") to increase the number of shares authorized and reserved for issuance under the Plan by an additional 20,000,000 shares of common stock; and

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only holders of the Company's common stock at the close of business on July 13, 2007 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

     Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope in order to be certain your shares are represented at the meeting. If you decide to attend the meeting and wish to vote in person, you may revoke your proxy by written notice at that time.

                       By Order of the Board of Directors


                                                  Dana L. Dabney
                                                  Secretary

Mundelein, Illinois
July 23, 2007

                              Z TRIM HOLDINGS, INC.
                                1011 CAMPUS DRIVE
                            MUNDELEIN, ILLINOIS 60060

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 22, 2007

     The Board of Directors of Z Trim Holdings, Inc., an Illinois corporation (the "Company"), is soliciting the enclosed proxy for use at the 2007 Annual Meeting of the Stockholders of the Company to be held at 10:00 a.m., Central Standard Time, on August 22, 2007 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois.

     If the enclosed form of proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the stockholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, those shares will be voted (i) FOR the nominees for director set forth below under Proposal No. 1 (with discretionary authority of the proxy holders to cumulate votes); (ii) FOR the ratification of the appointment of Spector & Wong, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2007 under Proposal No. 2;
(iii) FOR the amendment to the Company's 2004 Equity Incentive Plan (the "Plan") to increase the number of shares authorized and reserved for issuance under the Plan by an additional 20,000,000 shares of common stock; and (iv) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting.

     This proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and the enclosed form of proxy are being mailed or hand delivered to the Company's stockholders on or about July 23, 2007.

VOTING RIGHTS

     Only stockholders of record at the close of business on July 13, 2007 (the "Record Date") will be entitled to notice of and to vote at the meeting. On that date there were 72,056,375.00 shares outstanding of the Company's class of common stock, par value $.00005 per share ("Common Stock"). No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of stockholders must be present. This means the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters submitted to the stockholders must be represented in person or by proxy at the meeting. With respect to Proposal No. 1 (the "Election of Directors Proposal"), and the election of directors generally, each stockholder has cumulative voting rights, in which he may cast as many votes as there are directors to be elected for each share of Common Stock held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The eight candidates receiving the greatest number of votes cast will be elected as directors of the Company. With respect to Proposal No. 2 (the "Ratification of the Appointment of Independent Public Accountants Proposal"), each stockholder may cast one vote for each share of Common Stock held by him and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote on such proposal is required to approve the proposal. With respect to Proposal No. 3 (the "Amendment to 2004 Equity Incentive Plan Proposal"), each stockholder may cast one vote for each share of Common Stock held by him and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting and entitled to vote is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

     The Company will bear the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

     In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution has fixed the total number of directors at eight. Gregory J. Halpern, Steven J. Cohen, Alan G. Orlowsky, Dana L. Dabney, Stanford J. Levin, Steven S. Salgan, M.D., Brian Israel and David Lansky, Ph.D. have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only eight nominees are to be elected, proxies cannot be voted for more than eight individuals.

     Each stockholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The eight candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for nominees. If any one or more of such nominees should for any reason become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.


BIOGRAPHICAL INFORMATION

     The following sets forth brief biographical information for each director and executive officer of the Company, including the nominees for election to the Board of Directors. All directors and officers of the Company hold office for their respective terms and until their successors have been elected and qualified.

NAME                       AGE           POSITION
------------------        -----          -------------------------------------

Gregory J. Halpern          49           Chief Executive Officer
                                         and Chairman of the Board of Directors

Steven J. Cohen             51           President and Director

Alan G. Orlowsky            58           Chief Financial Officer and Director

Michael J. Theriault        54           Chief Operating Officer

Dana L. Dabney              57           Vice President and Director

Steve H. Salgan, M.D.       54           Director

Stanford J. Levin           54           Director

Brian S.Israel              50           Director

David Lansky, Ph.D.         54           Director

     GREGORY J. HALPERN. Since founding the Company in 1994, Mr. Halpern has served as its Chairman and Chief Executive Officer. Until March 2006, Mr. Halpern also served as the Company's President. Mr. Halpern has over 20 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and founded Health Imaging Corporation to distribute the application to the healthcare delivery market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Mr. Halpern served as an officer and director of PPI Capital from 1984 to present. Mr. Halpern also served as an officer and director of PPI Capital Group, Inc., a Utah corporation of which he was a principal stockholder, from 1989 to May 1998.

     STEVEN J. COHEN. Mr. Cohen has served as our President since March 2006. He has been employed by the Company since 2002 when he was hired as the Company's director of investor relations. He was promoted to Vice President of Corporate Development in 2003. Prior to joining the Company, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various trading pit and back office positions. Mr. Cohen attended college at the University of Illinois and Oakton Community College.

     ALAN G. ORLOWSKY, J.D., C.P.A. has served as our Chief Financial Officer since May 1, 2007 and has been a member of our Board of Directors since 2004 (serving as the Chairman of the Audit Committee from 2004 until 2007). Until 2007, he was the president of A.G. Orlowsky, Ltd, a law firm established in 1980, specializing in tax, financial, and estate planning services. Alan worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois University School of Business and Loyola University of Chicago School of Business.

     MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., for whom he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

     DANA L. DABNEY. Mr. Dabney has been a member of the board of directors of the Company and has held various offices, including CFO, vice president of sales and marketing and secretary, since January 1997. Currently Mr. Dabney serves as the Company's Vice President. During the first two years of development of the Company, Mr. Dabney was also employed as a mortgage broker. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

     STEVE H. SALGAN, M.D. Dr. Salgan has been a director since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

     STANFORD J. LEVIN. Mr. Levin has been a director since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations. From June 1975 until May 1981, he was employed by Yale Corporation of Hammond, a real estate management company, where his responsibilities included commercial real estate management.

     BRIAN S. ISRAEL. Mr. Israel was appointed in 2007 to fill a vacancy in the Company's Board of Directors and serves as the Chairman of the Audit Committee. He currently provides strategic planning, training and project management services to businesses and non-profit entities as an independent consultant. He also serves as President of North Shore Custom Homes, Ltd. Mr. Israel has spent more than 20 years in the real estate finance industry, during which he managed teams responsible for production, operations, risk management, product and policy development, technology and project management functions for a major national lender and a large regional commercial bank.

     DAVID LANSKY, Ph.D. Dr. Lansky was appointed in 2007 to fill a vacancy in the Company's Board of Directors and serves on the Audit Committee. He is a clinical psychologist and family therapist by training, and is nationally-recognized as an expert on the psychology and family dynamics of wealth. In his capacity as a clinical psychologist, Dr. Lansky treated patients for their eating disorders. He currently has his own practice, Family Business Innovations, that focuses on growth and transformation of family-owned businesses. Dr. Lansky obtained his masters and doctorate degrees from Rutgers University and lives in the Chicago metro area.

     There are no arrangements with any director or officer regarding any election or appointment to any office of the Company. There is no family relationship between any director or executive officer of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2006, the Board of Directors of the Company held 12 meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. The Company expects all of its directors to attend the annual meetings of stockholders. All of the directors attended last year's meeting.

Audit Committee

     The Board of Directors has an Audit Committee composed of THREE directors, Brian S. Israel, Steve H. Salgan, and Stanford J. Levin, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission ("SEC"). The Board of Directors has determined that Alan G. Orlowsky qualifies as an "audit committee financial expert" under SEC rules. Twelve meetings of the Audit Committee were held during the last fiscal year. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

Nominations Process

     The Board of Directors does not have a nominating committee or committee performing a similar function and does not have formal written charter provisions addressing the nominations process. The Board of Directors believes it is appropriate not to have a nominating committee because all of its directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board for its evaluation and consideration. As permitted by the rules of the American Stock Exchange and SEC rules, such director nominee candidates are selected by a majority of the independent directors on the Board.

     The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Board will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Board of Directors, c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060, and should not include self-nominations. The Board applies the same criteria to nominees recommended by stockholders.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors has:

     o Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

     o Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

     o Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

     The following is a summary of the fees billed to the Company by Spector & Wong ("Spector & Wong") for professional services rendered for the fiscal year ended December 31, 2006, and for fiscal year ended December 31, 2005:


   --------------------------------- ---------------- ----------------
   FEE CATEGORY                          2006               2005
   --------------------------------- ---------------- ----------------
   Audit Fees(1)                     $   40,000       $     37,000
   --------------------------------- ---------------- ----------------
   Audit-Related Fees(2)             $   45,500       $     45,500
   --------------------------------- ---------------- ----------------
   Tax Fees(3)                           -------            -------
   --------------------------------- ---------------- ----------------
   All Other Fees(4)                     -------            -------
   --------------------------------- ---------------- ----------------
    Total Fees                       $   85,500       $      82,500
   --------------------------------- ---------------- ----------------

     (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's financial statements and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-QSB.

     (2) Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents, audit of the business or assets acquired or considered as candidates and consultations on other financial accounting and reporting related matters.

     (3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

     (4)  All Other Fees consist of fees billed for all other services.

     The Audit Committee pre-approved all audit and non-audit services described above rendered to the Company by Spector & Wong during fiscal 2006, and has pre-approved similar services to be rendered during fiscal 2007 pursuant to the Pre-Approval Policy and Procedures attached. The Audit Committee believes the rendering of these services is not incompatible with the independent auditors maintaining their independence.


                                                     THE AUDIT COMMITTEE
                                                     Brian S. Israel
                                                     Steve H. Salgan
                                                     Stanford J. Levin

REMUNERATION OF DIRECTORS AND OFFICERS


     The following table (in addition to the compensation of Gregory J. Halpern) sets forth the aggregate remuneration of each of the four highest paid persons who are officers or directors as a group of the Company during the last fiscal year:

 NAME OF                   CAPACITIES IN WHICH               AGGREGATE
 INDIVIDUAL              REMUNERATION WAS RECEIVED          REMUNERATION
 ----------              -------------------------          ------------
 Gregory J Halpern        Chief Executive Officer              $ 142,537
 Steven J. Cohen          President                            $ 132,175
 Dana L. Dabney           Chief Financial Officer              $ 115,386
 Michael J. Theriault     Chief Operating Officer              $  99,200

The Employment Agreements between the Officers and Company are as follows:

Gregory J. Halpern Employment Agreement, dated January 2, 2004; Michael J. Theriault Employment Agreement, dated January 2, 2004; Dana L. Dabney Employment Agreement, dated January 2, 2004; Steve J. Cohen Employment Agreement dated March 28, 2006; Alan G. Orlowsky Employment Agreement dated May 1, 2007.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

     The following table sets forth certain information as of March 27, 2007, with respect to the record ownership of our Common Stock for (i) each of the four highest paid persons who are officers or directors of the Company, ii) all of the officers and directors as a group and (iii) each person who owns more than 10% of the outstanding Common Stock.

     Name and Address                       Amount of Shares        % of Class
--------------------------------            ----------------        -----------
Gregory J. Halpern(1)                           16,746,282            26.30%
Steven J. Cohen(2)                               1,349,309             2.12%
Dana L. Dabney(3)                                3,593,000             5.65%
Michael J. Theriault (4)                         1,974,000             3.11%
Stan J. Levin(5)                                   703,300             1.10%
Steven H. Salgan(6)                              1,076,915             1.69%
Alan G. Orlowsky(7)                                770,900             1.21%
Total of all Directors and Officers(8)          26,213,706            41.23%

-----------------------

(1) Includes options to acquire 2,848,182 shares.

(2) Includes options to acquire 1,334,309 shares.

(3) Includes options to acquire 1,935,000 shares.

(4) Includes options to acquire 1,755,000 shares.

(5) Includes options to acquire 575,000 shares.

(6) Includes options to acquire 475,000 shares.

(7) Includes options to acquire 720,000 shares.

(8) Includes options to acquire 9,642,491 shares.


     The following table sets forth information as to options warrants and other rights to purchase Common Stock as of the year ended December 31, 2006:

                          Granted       Total Options       Exercise Price   Expiration
                           2006          outstanding                            Date
--------------------   ------------    --------------    ----------------   -----------

Greg J. Halpern                               400,000    $         2.00          1/2/07
                                               25,000    $         4.61          3/1/07
                                                5,000    $         0.75        11/17/07
                                              400,000    $         0.75        11/17/07
                                              400,000    $         0.75        11/17/07
                                              318,182    $         0.55         5/16/08
                                              500,000    $         1.10        10/25/08
                            800,000


Steven J. Cohen
                                               75,000    $         2.00          1/2/07
                                              135,000    $         0.75        11/17/07
                                               24,309    $         0.50         5/16/08
                                               85,000    $         2.00         5/16/08
                                               65,000    $         3.00         5/16/08
                                              250,000    $         1.00        10/25/08
                                              100,000    $         0.85         3/22/09
                            600,000



Dana L. Dabney                                250,000    $         2.00         1/2/07
                                               25,000    $         4.61         3/1/07
                                                5,000    $         0.75       11/17/07
                                                5,000    $         0.75       11/17/07
                                              200,000    $         0.75       11/17/07
                                              200,000    $         0.75       11/17/07
                                              150,000    $         0.50        5/16/08
                                              250,000    $         0.40        6/14/08
                                              250,000    $         1.00       10/25/08
                            600,000

Michael J. Theriault                          250,000    $         2.00         1/2/07
                                                5,000    $         0.75       11/17/07
                                              200,000    $         0.75       11/17/07
                                              200,000    $         0.75       11/17/07
                                              250,000    $         0.50        5/16/08
                                              250,000    $         1.00       10/25/08
                            600,000

Stanford J. Levin                              25,000    $         4.61         3/1/07
                                              100,000    $         0.75       11/17/07
                                              100,000    $         0.50        5/16/08
                                              100,000    $         1.00       10/25/08
                            250,000

Steve H. Salgan                                25,000    $         4.61         3/1/07
                                              100,000    $         0.75       11/17/07
                                              100,000    $         1.00       10/25/08
                            250,000

Alan G. Orlowsky                               45,000    $         2.30         1/8/07
                                               25,000    $         4.61         3/1/07
                                              100,000    $         0.75       11/17/07
                                              125,000    $         0.50        5/16/08
                                              125,000    $         1.00       10/25/08
                            300,000


All Officers and Directors                  9,642,491

SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS

     The following table sets forth information as of the year ended December 31, 2006 with respect to compensation plans under which the Company is authorized to issue shares.

                                                                                              NUMBER OF SHARES
                                                                                            REMAINING AVAILABLE
                                                                        WEIGHTED-AVERAGE            FOR
                                                                        EXERCISE PRICE OF     FUTURE ISSUANCE
                                              NUMBER OF SHARES TO BE    OUTSTANDING           COMPENSATION PLANS
              PLAN CATEGORY                   ISSUED UPON EXERCISE OF      OPTIONS,        (EXCLUDING SECURITIES
              -------------                   OUTSTANDING OPTIONS,      WARRANTS AND          REFLECTED IN 1ST
                                              WARRANTS AND RIGHTS          RIGHTS                   COLUMN)
                                            -------------------------- ---------------------------------------
Equity compensation plans approved by
  security holders  (1)                            19,985,749                $0.98                  14,251
Equity compensation plans not approved by
  security holders  (2)
Total                                              19,985,749                $0.98                  14,251

(1) These plans consist of the 1999, 2002 Stock Incentive Plan and the 2004 Equity Incentive Plan.
(2) The Company does not maintain any equity compensation plans that have not been approved by the stockholders.


Plan Benefits

     As of March 27, 2007 option grants to our current executive officers and directors to purchase the following number of shares of common stock have been made under our 1999 Stock Option Plan Stock, 2002 Stock Incentive Plan and our 2004 Equity Incentive Plan: 19,823,539; current executive officers as a group---7,113,182; current non-employee directors as a group---1,770,000; and all other current employees and consultants as a group---10,940,357.

     The benefits and amounts that may be received in the future by persons eligible to participate in the 2004 Equity Incentive Plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors as automatic option grants.

CODE OF ETHICS

     The Company has adopted a "Code of Ethics and Business Conduct," which is applicable to all Company directors, executive officers and employees, including the principal executive officer and the principal financial and accounting officer. The "Code of Ethics and Business Conduct" is available on the Company's website at http://www.ztrim.com. The Company will post amendments to or waivers under this Code on its website.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

     The Board of Directors has appointed the firm of Spector & Wong, LLP as the Company's Independent public accountants for the fiscal year ending December 31, 2007 and recommends that the stockholders ratify such selection. Each stockholder may cast one vote for each share of Common Stock outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal.

     Spector & Wong, LLP will not have representatives present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PROPOSAL NO. 3: AMENDMENT OF THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

     At the Annual Meeting, stockholders will be presented with a proposal to increase the number of shares subject to our 2004 Equity Incentive Plan (the "Plan") from 20,000,000 shares to 40,000,000 shares.

     On July 18, 2007, the Board adopted, subject to stockholder approval, an amendment to the Plan that would increase by 20,000,000 the total number of shares of our Common Stock authorized for issuance under the Plan from 20,000,000 shares to 40,000,000 shares. In June 16, 2004, our stockholders approved the adoption of the Plan and a total of 20,000,000 shares of Common Stock for issuance under the Plan. Options to purchase a total of 19,823,539 shares of Common Stock at exercise prices ranging from $0.40 to $3.00 per share have been granted and remain outstanding under the Plan as of March 27, 2007. The full text of the Plan prior to the amendment to increase the number of authorized shares is set forth in Appendix A to this Proxy Statement.

     The Plan authorizes our Board of Directors to grant equity-based and other performance-based awards to our employees, directors and consultants. The purpose of the Plan is to promote our success and enhance our value by linking the personal interests of participants to those of our stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to stockholders. The Plan is designed to give our Board of Directors flexibility in structuring awards that will achieve these objectives. The proposed amendment increasing the number of shares subject to the Plan will permit further grants under this plan, thereby allowing us to continue to create incentives for our employees, directors and consultants to enhance stockholder value. As of March 27, 2007, there are only 252,913 shares available for issuance under the Plan. The Board of Directors believes that this number is not sufficient given our compensation structure and strategy. Accordingly, our Board of Directors believes it is in our best interests and the best interests of our stockholders to amend the Plan as described above. The additional shares of Common Stock will be used to make additional grants of awards from time to time to eligible participants under the Plan. Due to the nature of the Plan, the benefits to be received by or allocated to any of the eligible participants, either individually or as a group, cannot be determined at this time.

Description of the 2004 Equity Incentive Plan

     Our Board of Directors has been designated the plan administrator and will administer the plan; provided, however, that the Board of Directors may appoint a Committee to perform some or all of its administrative functions there under. The following types of awards are available under the 2004 Equity

Incentive Plan: incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares and restricted share units.

     20,000,000 shares of stock are authorized to be subject to awards under the plan as of the initial effective date of the plan. Any of the shares available for grant under the plan may be subject to incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares, restricted shares units or any combination of any of them. The proposed amendment would increase the number of shares authorized under the plan to 40,000,000.

Eligibility

     All employees, non-employee directors, and consultants are eligible to receive awards under the 2004 Equity Incentive Plan. As of July 18, 2007, there were approximately 39 employees and 4 non-employee directors who would be eligible to participate in the 2004 Equity Incentive Plan. In any given year, no person may be granted awards comprising more than 1,000,000 shares of common stock under the 2004 Equity Incentive Plan.

     Generally, the Board of Directors determines which eligible employees, directors and consultants will receive awards under the plan.

Stock Options and Stock Appreciation Rights

     The Board of Directors may grant stock options and stock appreciation rights to eligible employees and directors under the equity incentive plan. The Board of Directors has complete discretion to determine:

     o Which eligible individuals are to receive option grants or stock appreciation rights; o The time or times when option and stock appreciation rights grants are to be made;
     o The number of shares subject to, and the vesting schedule for, each option grant and stock appreciation right;
     o The designation of each stock option as either an incentive or a non-qualified stock option; o The maximum term for which each option grant and stock appreciation right is to remain outstanding, which term, for an incentive stock option, may not exceed ten years, and for an incentive stock option granted to a person who owns more than 10% of the voting power of the Company may not exceed five years; and
     o The exercise price for each option and stock appreciation right, which for a non-qualified stock option may not be less than 85% of the fair market value of the stock on the date of grant. If the recipient of an incentive stock option owns more than 10% of the voting power of the Company, the exercise price must be at least 110% of the fair market value on the date of grant. For all other recipients, the exercise price of an incentive stock option must be at least 100% of the fair market value on the date of grant.

     The Internal Revenue Code allows an optionee to receive incentive stock options only to the extent that the aggregate amount of incentive stock options exercisable for the first time by an optionee during any calendar year does not exceed $100,000. Any stock option that is granted to an optionee who fails to meet the criteria for an incentive stock option must be treated as a non-qualified stock option.

     For purposes of the 2004 Equity Incentive Plan, the fair market value of the common stock is the closing sale price per share on the grant date. If there is no reported closing sale price on such date, the fair market value is the closing sale price on the last preceding date for which a quotation exists. The closing sale price per share of common stock on July 18 2007 was $1.00 Stock appreciation rights may be issued under the equity incentive plan. Each stock appreciation right will entitle the holder to surrender the stock appreciation right for a distribution from the Company equal to the fair market value of a share of our common stock less the exercise price of the stock appreciation right. The distribution may be made in cash or in shares of common stock, as determined by the Company.

Restricted Shares and Restricted Share Units

     The Board of Directors may grant restricted shares and restricted share units to eligible employees and directors under the equity incentive plan. A restricted share is a share of Company common stock that is subject to restrictions as determined by the Board of Directors. A restricted share unit entitles the holder to a distribution from the Company equal to the fair market value of a share of our common stock, subject to restrictions as determined by the Board of Directors. The Board of Directors also has complete discretion to determine:

     o Which eligible individuals are to receive restricted shares and restricted share units; o The time or times when grants of restricted shares and restricted share units are to be made;

     o The consideration, if any, to be paid for the restricted shares; o The number of shares subject to restricted shares and restricted share units; and

     o When the restrictions applicable to each restricted share and restricted share unit will lapse.

The restrictions applicable to restricted shares and restricted share units may lapse in one or more installments over a period of service, may lapse upon the attainment by the Company and or the holder of certain performance milestones determined by the Board of Directors or upon some combination of the holder's serving for some period and the attainment of established performance goals.

Corporate Transactions

     If we are a party to certain corporate transactions, including certain mergers or asset sales, the Board of Directors may, in its sole and absolute discretion and without the need for the consent of any optionee or other award holder, take one or more of the following actions contingent upon the occurrence of the transaction:

     o cause any or all outstanding stock options and stock appreciation rights held by plan participants affected by the transaction to become fully vested and immediately exercisable;
     o cause the restrictions on any or all outstanding restricted shares and restricted share units held by participants affected by the transaction to lapse and for the restricted shares and restricted share units to become non-forfeitable;
     o cancel any award held by a participant affected by the transaction in exchange for a similar award related to the common stock of any successor corporation; and
     o cancel or redeem any or all awards held by participants affected by the transaction for cash and/or other substitute consideration.

Amendment and Termination of the 2004 Equity Incentive Plan

     The Board of Directors has complete and exclusive power and authority to amend or modify the 2004 Equity Incentive Plan in any, or all, respects. No amendment, however, may adversely affect the rights and obligations of awards outstanding under the plan at the time, without the consent of the award holder. In addition, the Board of Directors may not, without stockholder approval, amend the equity incentive plan to:

     o Increase the maximum number of shares issuable under the equity incentive plan, or the maximum amount of shares for which any one individual participating in the equity incentive plan may be granted stock options, stock appreciation rights, restricted shares or restricted share units for any given year;
     o    Materially modify the eligibility requirements for participation; or
     o    Otherwise materially increase the benefits accruing to participants.

     The 2004 Equity Incentive Plan will terminate on the date on which all shares available for issuance under the stock option plan have been issued, or, if earlier, on the 10th anniversary of the date the plan is approved by our stockholders (or, if the stockholders later approve an amendment that increases the number of shares subject to the 2004 Equity Incentive Plan, the 10th anniversary of the date of such approval).

Federal Income Tax Consequences of the Stock Option Plan

     The following discussion summarizes the principal federal income tax consequences of the stock option plan based on the Internal Revenue Code and its regulations, and administrative and judicial interpretations. The summary does not address any foreign, state, or local income tax consequences of participation in the stock option plan.

Non-Qualified Stock Options

     There generally are no federal income tax consequences to an optionee or to the Company upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an optionee will recognize ordinary compensation income in an amount equal to the fair market value of the shares at the time of exercise less the exercise price of the non-qualified stock option. We generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock that were acquired by the exercise of a non-qualified stock option, an optionee will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the optionee's adjusted tax basis in the shares of common stock. The optionee's adjusted tax basis in the shares of common stock is equal to the exercise price plus the amount of ordinary income recognized by the optionee at the time of exercise of the non-qualified stock option. The tax rate for the capital gain will depend on the length of time the shares were held by the optionee and other factors.

Incentive Stock Options

     A recipient of an incentive stock option will not recognize taxable income, for purposes of the regular income tax, upon either the grant or exercise of the incentive stock option. Under the regulations of the Internal Revenue Code governing the alternative minimum tax, however, the exercise of an incentive stock option generally increases the recipient's alternative minimum taxable income in the year in which an incentive stock option is exercised. The amount of the increase is equal to the fair market value of the shares of common stock acquired upon exercise less the stock option exercise price. Upon a qualifying disposition of shares acquired upon exercise of an incentive stock option, an optionee will recognize long-term capital gain or loss, and the company will not be entitled to a corresponding federal income tax deduction. For these purposes, a qualifying disposition is defined as a disposition of shares at least two years after the incentive stock option is granted and at least one year after exercise of the incentive stock option. As a general rule, if an optionee disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements, the gain recognized on such a disposition will be taxed to the optionee as ordinary income, and we generally will be entitled to a corresponding federal income tax deduction. The amount of ordinary income is the difference between the fair market value of the shares on the date of exercise and the option exercise price. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the optionee held the shares prior to the disposition.

Stock Appreciation Rights

     A recipient of a stock appreciation right will not recognize any income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the recipient will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of common stock received upon such exercise, and we generally will be entitled to a corresponding federal income tax deduction. When the recipient sells shares acquired upon the exercise of a stock appreciation right, he or she will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized on the sale and the amount of ordinary income recognized at the time of exercise of the stock appreciation right.

Restricted Shares

     A recipient of a restricted shares normally will not recognize taxable income upon the grant of the shares, and we will not be entitled to a corresponding federal income tax deduction. When the shares either are transferable or are no longer subject to a substantial risk of forfeiture, the recipient will recognize ordinary compensation income, and we generally will be entitled to a corresponding federal income tax deduction. The amount of the ordinary compensation income will be equal to the difference between the fair market value of the common stock at that time and any amount paid by the recipient for the shares. Upon the recipient's sale of shares of common stock that were issued as restricted shares, the recipient will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the recipient's adjusted tax basis in the shares of common stock. The recipient's adjusted tax basis in the shares of common stock is equal to the amount, if any, paid by the recipient for the shares, plus the amount of ordinary income recognized by the recipient upon the lapse of the restrictions applicable to the shares. The tax rate for the capital gain will depend on the length of time the shares were held by the recipient and other factors.

     A recipient may elect to recognize ordinary compensation income in the year the restricted shares are awarded to him or her, despite the restrictions on the shares, and, if such an election is made, we generally will be entitled to a corresponding federal income tax deduction at that time. The amount of ordinary compensation income recognized in connection with such an election will be equal to the difference between the fair market value of the common stock at the time of grant and any amount paid for the shares. If such an election is made, there generally are no federal income tax consequences to the restricted share recipient or to the Company upon the lapse of restrictions on the restricted shares.

Restricted Share Units

     A recipient of a restricted share unit will not recognize any income upon the grant of a restricted share unit. When payment in respect of a restricted share unit is made, the recipient will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of common stock received, and we generally will be entitled to a corresponding federal income tax deduction. When the recipient sells any shares acquired as payment in respect of restricted share units, he or she will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized on the sale and the amount of ordinary income recognized in connection with the initial receipt of the shares.

Payment of Withholding Taxes

     Our obligation to deliver shares of common stock in respect of any the exercise of any stock option or stock appreciation right or any restricted share or restricted share unit grant and our obligation to pay any other amounts under the equity incentive plan is subject to the satisfaction of all applicable income and employment tax withholding requirements. In some circumstances, we permit plan participants to remit directly to the appropriate taxing authority the amount of his or her withholding tax obligations.

Plan Benefits

     As of March 27, 2007, option grants outstanding to our current executive officers and directors to purchase the following number of shares of common stock have been made under our 1999 Stock Option Plan Stock, our 2002 Stock Incentive Plan and our 2004 Equity Incentive Plan: 9,642,491.

     The benefits and amounts that may be received in the future by persons eligible to participate in the 2004 Equity Incentive Plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors as automatic option grants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3 TO AMEND THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

OTHER BUSINESS

     The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

CURRENT FINANCIAL INFORMATION

     Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10KSB for the fiscal year ended December 31, 2006.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON RECEIVING THIS PROXY STATEMENT AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO DANA L. DABNEY, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

DOCUMENTS INCORPORATED BY REFERENCE

     The Pre-Approval Policy and Procedures established by the Audit Committee Charter is hereby incorporated by reference. A copy may be obtained by writing to the Company's office, Attention: DANA L. DABNEY, Secretary

STOCKHOLDER COMMUNICATIONS

     Stockholders may contact the Board of Directors by writing them c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. All communications directed to the Board will be delivered to the Board of Directors.

STOCKHOLDER PROPOSALS

     Any proposal intended to be presented by a stockholder at the Company's 2008 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by December 31, 2007 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting. In addition, in the event that the Company receives notice of a stockholder proposal intended for inclusion at the 2008 Annual Meeting but not intended for inclusion in the Company's proxy statement for such meeting at the Company's principal executive offices no later than April 1, 2008, then so long as the Company includes in its proxy statement for such meeting the advice on the nature of the proposal and how the named proxy holders intend to vote the shares for which they have received discretionary authority, such proxy holders may exercise discretionary authority with respect to such proposal, except to the extent limited by SEC rules governing stockholder proposals.

                                            By Order of the Board of Directors

                                            Dana L. Dabney
                                            Secretary
Mundelein, Illinois July 23, 2007

                              Z TRIM HOLDINGS, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 22, 2007

     Solicited on behalf of the Board of Directors

     Revoking any such prior appointment, the undersigned hereby appoints Gregory J. Halpern and Dana L Dabney, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders of Z Trim Holdings, Inc., to be held at 10:00 a.m. Central Standard Time on August 22, 2007 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

     This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES), FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS, AND FOR THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN. This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

                    (PLEASE VOTE AND SIGN ON THE OTHER SIDE)

     This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" the Directors nominated, "FOR" the ratification of the appointment of Spector & Wong, LLP.

1. Election of Directors.

     Nominees: Gregory J. Halpern, Steven J. Cohen, Alan G. Orlowsky, Dana L. Dabney, Stanford J. Levin, Steven H. Salgan, M.D., Brian S. Israel, and David Lansky, Ph.D.

     [__] Vote for all (except as marked to the contrary below).

     [__] Withhold authority to vote for all. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.)

     --------------------------------

2. Ratification of the appointment of Spector & Wong, LLP as independent public accountants for the fiscal year ending December 31, 2007.

              [_] For      [_] Against      [_] Abstain

3. Approval to amend the Company's 2004 Equity Incentive Plan to increase the number of shares authorized and reserved for issuance under the Plan by an additional 20,000,000 shares of common stock.

              [_] For      [_] Against      [_] Abstain


4. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

     Please indicate whether you will attend the Annual Meeting of Stockholders on August 22, 2007.

          I          |_| plan      |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            SIGNATURE_________________________________________ Date

            SIGNATURE ________________________________________ Date
                            Signature if held jointly


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 10-KSB

     ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

                   For the fiscal year ended December 31, 2006

                                       OR

     TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                        COMMISSION FILE NUMBER: 001-32134

                              Z TRIM HOLDINGS, INC.
                 (Name of Small Business Issuer in its Charter)

                     ILLINOIS                                  36-4197173
(State or Other Jurisdiction of Identification No.)        (I.R.S. Employer)

               1011 CAMPUS DRIVE                       (847) 549-6002
           MUNDELEIN, ILLINOIS 60060           (Registrant's Telephone Number,
  (Address of Principal Executive Offices,         Including Area Code)
             including Zip Code)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                            Name of Each Exchange on
Title of Each Class                         Which Registered
--------------------------------            ---------------------------
Common Stock, $.00005 par value             American Stock Exchange


           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                                      None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act [ ]

Check whether the issuer: (1) filed all reports required to be filed by Section13 of 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                Yes X     No
                                -----    ------

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this form 10-KSB.

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

The issuer's revenues for its most recent fiscal year were: $601,544

The aggregate market value of the voting stock of the issuer held by non-affiliates of the issuer as of March 27, 2007 was $57,135,653 These aggregate market values are estimated solely for purposes of this report and are based on the closing price for the issuer's common stock, $.00005 par value on March 27, 2007 as reported on the American Stock Exchange. For the purpose of this report, it has been assumed that all officers and directors of the issuer, as well as all stockholders holding 10% or more of the issuer's stock, are affiliates of the issuer. The statements made herein shall not be construed as an admission for determining the affiliate status of any person.

The number of shares of the registrant's common stock outstanding as of March 27, 2007 was 63,571,763.

Transitional Small Business Disclosure Format:

                                Yes      No  X
                                -----    ------

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS.

Z Trim Holdings, Inc. which changed its name from Circle Group Holdings, Inc. in 2006, is an emerging growth company focused on the production, licensing, marketing and distribution of its proprietary and patented technology, Z Trim. Z Trim(R) is a natural food ingredient that is currently used by manufacturers, restaurants, and consumers to replace up to 50% of fat and calories without changing taste, texture, appearance or digestive properties in baked goods, dairy products, snacks, deserts, sauces, dressings, processed meats and many other foods. Z Trim is dedicated to transforming the multi-billion dollar processed food industry in its fight to create healthier, lower-fat, lower-calorie products.

Z Trim is also available as an Appetite Control formula that is 100% natural dietary fiber made from the bran of grain and delivered in a cellulose capsule. The new breakthrough product has great absorption capacity resulting in a feeling of fullness and a reduction in appetite thus allowing consumers to continue enjoying eating without sacrifice. Z Trim Appetite Control was recently shown in clinical studies to improve weight loss without causing any gastrointestinal or other negative side effects.

For decades, the industry has taken steps to try to make foods with less calories for the dieting consumer. They have been able to replace sugar and other sweeteners with modest success but have had little success replacing fat, usually creating products that don't taste very good. Sugar replacements such as saccharin, NutraSweet(R) and Splenda(R) can be found everywhere in our foods and eating habits. These food technologies have made their way into our soft drinks, snacks, cookies and our home cooking. We believe that Z Trim, as a fat replacement, has the potential to become as commonplace in our eating as sugar substitutes, and it will do this while still maintaining the original taste of the foods.

As a marketing driven company with a unique technological base, Z Trim's mission is to establish a new paradigm in fiber rich, lower calorie, reduced saturated fat products that promote health beyond basic nutrition. By reducing the fat and calories from fat by up to 50% in foods without sacrificing taste or texture, we believe that Z Trim represents a quantum breakthrough in food science and technology.

After years of development, Z Trim is now commercialized. The Company currently manufactures and markets Z Trim as an affordable ingredient technology that dramatically improves the industry's nutritional promise. The Company's primary objective in 2007 is to build on Z Trim's early successes in various food products and studies, with the target goal of establishing it as an important ingredient in revolutionizing the food industry in a manner analogous to NutraSweet(R). The Company is targeting the end consumer through (i) proposing licensing agreements and direct sales to major food manufacturers and several small to mid size companies, (ii) direct sales to the consumer, and (iii) direct sales to large food institutions such as those that supply to restaurants, hospitals, schools and cafeterias.

Z Trim is an all natural ingredient made from plant fiber, essentially an amorphous cellulose gel. Based on a novel processing system that converts crude fiber grain components into cereal hydro-colloidal compositions, Z Trim is rich in soluble and insoluble fiber, devoid of fat and calories, neutral in taste and totally compatible in texture with foods that it is used in. In concrete terms, this patented, proven ingredient system can significantly improve the health benefits of foods without compromising the taste delivery and mouth-feel properties of full-fat products that are critical to consumers and the market share belonging to the brands of every major food company.

Z Trim was developed at the U.S. Department of Agriculture by Dr. George Inglett. The goal was to create a zero-calorie healthy natural food ingredient utilizing grain bi-products that would replace a large portion of high calorie fats in processed foods. The Company holds the exclusive United States and international manufacturing and marketing rights to the technology for all fields of use. The Company spent the past five years and approximately 14 million dollars perfecting its patented and trade secret formulas, a state-of-the-art manufacturing facility and marketing rollout for production and use. The Company has dozens of U.S. and international patents issued and pending on the Z Trim composition and process as well as numerous trade secrets on this proprietary technology. Certain of the processes based upon the Company's intellectual property portfolio are now in use at the Z Trim plant located in Mundelein, Illinois.

Several consumer studies have been performed on Z Trim by independent focus groups, home use tests, state fairs and staged events at restaurants, and in the media that have been broadcast on NBC, CBS, WGN and FOX. All the results taken as a collective grouping have consistently demonstrated that people cannot tell the difference between a full fat food and the same recipe replacing up to 50% of the fat with Z Trim. Seven out of ten consumers consistently chose Z Trim as the full fat version or the better tasting version.

Z Trim adds water to recipes, so it improves textures resulting in creamier, moister, and juicier foods. The additional water also has the effect of cleansing the palette thereby diminishing aftertastes of fats such as greasiness and filminess. Lastly, Z Trim is healthy soluble and insoluble fiber. Fiber has been shown to improve satiety and contribute to other benefits such as weight loss, lowering of cholesterol and improvement of glycemic index.

We have four operating subsidiaries: Fiber-Gel Technologies,Inc.; thebraveway.com, Inc., operating as The Brave Way Training Systems; On-Line Bedding Corp.; and Z-Amaize Technologies, Inc.; and we have exclusive worldwide licenses to the Nutrition Analysis Tool website, Mini-Raman Lidar System, and ThraxVac technology.

Z Trim can play a critical role in the obesity epidemic.

Z Trim is a USDA-developed, all-natural, zero calorie fat replacement ingredient made from the healthy fiber of cereal grains. Currently corn or oats is used but Z Trim production can be derived from most economic agricultural products. Current Z Trim products include gel or powder used to replace portions of fat, gums, starches and carbohydrates in foods and as a nutritional supplement to control appetite. In a recent clinical study for weight management Z Trim was proven safe and effective where three out of four participants lost weight on an average of one pound per week with no lifestyle modification.

When used in foods as a gel with the consistency of fats like butter, Z Trim can replace up to 50% of the fat and calories without changing taste and while improving texture. In several consumer tests, nearly all of those surveyed determined that Z Trim foods taste better than, or at least as good, as their full-fat counterparts.

Dr. James Painter, PhD, RD and Chair of the School of Family and Consumer Sciences, performed blind taste studies at Eastern Illinois University with the purpose of determining consumer acceptability of dessert products prepared with varying levels of Z Trim as a fat substitute. All products were prepared using standardized recipes with the exception of varying levels of Z Trim as a fat substitute replacing fat, gram for gram at 25%, 50%, 75% and 100%. Each food product was assessed on four characteristics; appearance, flavor, texture and over all acceptability.

The conclusions were as follows -

o Z Trim may be substituted in all food products that were tested at 25% without showing a significant decrease in consumer liking in any category.

o Z Trim may be substituted at 50% in all food products tested without showing a significant decrease in overall acceptability

o Z Trim may be substituted at 75% in chocolate and cheese cakes without showing a significant decrease in consumer liking in any category

o Z Trim may be substituted at 100% in chocolate cake without showing a significant decrease in consumer liking in any category

o Z Trim may be substituted at 100% in chocolate and cheese cakes without showing a decrease in overall acceptability.

o At 25% substitution texture increased significantly with soft raisin cookies and appearance increase significantly in chocolate and cheese cakes


Whether  replacing fat in foods, or as an appetite  control  supplement,  Z Trim
consistently   creates  a  feeling   of   non-bloated   fullness   without   any
gastrointestinal (G.I.) or other negative side effects.

The ever-expanding interest by consumers in nutrition and their on-going search to find an effective and healthy weight management solution that works in a majority of cases, without lifestyle modification, is helping to drive the increase in our sales. Z Trim makes most foods healthier, whether in home kitchens, on grocery shelves or via institutional food service.

Z Trim is great news, and the media is picking up on the story.

"You On a Diet" (Free Press) authors Dr. Mehmet Oz and Dr. Michael Roizen, who appear frequently on Oprah Winfrey's day time talk show, acknowledge in their current chart topping bestseller that foods made with Z Trim have all the "taste" benefits of fat (better taste, more creaminess, better mouth-feel)without the caloric load. In a section headed "Help on the Horizon!" the authors note that their tasters reported that foods with Z Trim had all the flavor of the full-fat food, and conclude that Z Trim may eventually change the way we eat. The authors have a show of the same name on Discovery Health Channel. It is notable that the authors saw fit to discuss Z Trim as a product and by name due to the fact they have not to our knowledge previously done so with other products.

The Company owns one of the top nutritional analysis web sites Nutritional Analysis Technology Site according to Google Search results. Internet traffic to the Nutritional Analysis Technology Site (NATS)(http://nat.crgq.com/) provides a steady stream of new health seekers, allowing us to spread the message about the benefits of our marketing message LIVE LIFE BETTER(TM) with Z Trim to an audience interested in health and nutrition. Visitors to the NATS site can also buy Z Trim products.

The company continues the expansion of the ZTM shareholder base by developing new investment banking relationships, and by contacting the investment community at the broker, MicroCap Fund, and individual levels to inform and educate them about Z Trim Holdings, Inc. and the company's USDA developed Z Trim technology, what we feel is the "Answer to the Obesity Epidemic". Every customer becomes a potential product spokesperson as well as a potential shareholder. We won't rest until every American embraces Z Trim.

Cornell Students were awarded third place in the Research Chefs Association National Culinology Competition using Z Trim.

We are continuing to expand our marketing and publicity programs to inform and educate the world about the intersecting Pandemic of Obesity and Z Trim as a solution available now. This includes a video with Dr. Stuart Trager talking about the health benefits of Z Trim and the clinical study

Z Trim is the right product, in the right place at the right time

According to the World Health Organization, over one billion people are overweight across the globe, and that number is steadily rising. Various medical studies show that overweight persons are physiologically predisposed to advance into clinical obesity. The U.S. Centers for Disease Control has now formally labeled obesity an epidemic, recognizing its erosive effect on the national economy in terms of lost productivity and wages, increasing costs of benefits programs and publicly funded health programs, increased diversionary spending and the proliferation of avoidable disease. The Center for Science in the Public Interest is constantly challenging the food industry to reduce fats, to stop marketing to children and to make other meaningful changes. The American Medical Association, the American Cancer Society, the American Heart Association and even the USDA are devoting more of their resources to re-educating the public on how healthy lifestyles can help to curtail the obesity epidemic.

We believe there is a convergence of interests today among consumers who would like to be healthier without sacrificing delicious foods, the food companies who are interested in a solution, and governments who have declared the need to legislate consumers' fat intake. This is creating a market driven force for change within the food industry. The World Health Organization recently declared obesity as the biggest and most costly health problem on earth and yet, even though the media covers this topic extensively, we know of no legitimate contender to solve the dilemma. We believe that Z Trim is the first major contender.

Over fifty ingredients that replace fat have been introduced during the past quarter century and today represent a large growth opportunity. Several of these ingredients exist today in products labeled as "low fat", "no fat" "less fat" and "reduced fat", but foods containing these ingredients are often considered by consumers to have bad taste and texture. A few ingredients, such as Olestra, are frequently cited as having a negative impact on digestive health.

Recently, certain large food companies suggested the solution was to lower portion sizes. History shows that this actually results in consumers eating more than they ate previously. Another recent report showed that trans fats, which are nine calories per gram, can be removed in favor of palm oil, (also nine calories per gram), which years ago was replaced by tran's fats because the industry said it was unhealthy at the time. Z Trim(R), developed by the United States Department of Agriculture (USDA), is a natural zero calorie fat-substitute made from the bran and hulls of cereal grains that lowers 25% to 50% of calories from fats in most foods without negatively affecting taste or texture. Z Trim generally can't be detected by consumers when formulated correctly in dairy, dressings, dips, sauces, baked goods, processed meats, snack foods, cookies, pies, cakes, icings, brownies, bars, ice cream, milk shakes and many other foods. It improves texture significantly; makes meats juicier, baked goods moister, dips creamier. Z Trim lets you to eat more of the foods you love without fear of weight gain and allows you to lose weight without giving up the foods you love. Z Trim adopts the flavor and mouth feel of most recipes and has been proven in studies that a majority of consumers prefer Z Trim foods over their full-fat counterparts. Z Trim can substantially reduce harmful trans and saturated fats and adds healthy insoluble and soluble dietary fiber which can be beneficial to heart patients and diabetics. Z Trim can improve digestion without any negative side effects sometimes associated with other fat substitutes and is generally recognized as safe (GRAS) by the Food and Drug Administration. Fiber has been shown to improve satiety and contribute to other benefits such as weight loss, lowering of cholesterol and improvement of glycemic index.

MARKETING AND DISTRIBUTION

The needs of the public, the food industry and the regulatory bodies are converging to deliver a tremendous market demand for a healthy solution to the obesity epidemic. "Added fats" are used in cooking, as table spreads and in the manufacture of food products, such as baked goods, salad dressings, and potato chips. Added fats represent approximately half of the total fats we consume. The replacement of 1/3 of added fats with Z Trim is one of the Company's goals.

The Company has a co-branding campaign, themed on the Company's trademarks Z TRIM(R) and LIVE LIFE BETTER(TM). This theme is aimed at marketing Z Trim simultaneously to the packaged food industry, to the restaurant industry, to institutional food providers (hospitals, schools, prisons, etc.), nutrition, fitness and healthfood companies, and to consumers who use it at home as well as seeking it out in the products they buy off of grocery store shelves and restaurant menus. Recognizable "Z Trim" and "Live Life Better" logos on food packaging, or adjacent to menu items, in our estimation, will signify a food product made better and healthier.

Our marketing strategy for Z Trim and the Z Trim line of products includes the use of a variety of consumer media in pursuit of a brand awareness campaign targeted to the consumer, and a business-to-business campaign focusing on product education, sales, promotional and distribution strategies targeted to the food manufacturing and dining industries. Z Trim product sales are targeted to the manufacturers of dairy, bakery, cereal, confectionary, processed meat, sauces, snack food, beverage, consumer-packaged and frozen foods, delicatessen, and private label foods, as well as to institutional food service, restaurants, catering, food solutions and "meal-makers" meal preparation outlets.

PRINCIPAL PRODUCTS AND SERVICES

     Z Trim is currently our principal product. As more fully described above, we own the exclusive license for all fields of use both domestically and internationally to Z Trim, an all-natural, agriculturally-based fat replacement developed by USDA. Z Trim can be used to decrease fat and calories and increase insoluble healthy fiber in foods.


EMPLOYEES AND LABOR RELATIONS

     As of December 31, 2006 we employed thirty three persons on a full-time basis and one person on a part-time basis. While we believe that the current number of employees is sufficient to carry on our business as currently conducted, we may need to hire additional employees to meet future operational requirements. None of our employees are represented by a labor union and we are not governed by any collective bargaining agreements. We believe that relations with our employees are good.

COMPETITION

     Although we compete with other food specialty firms providing products in the same ingredient categories, we believe that Z Trim represents a better, more comprehensive fat replacement solution than those of other companies.

ADVISORY PANEL OF EXPERTS

William Smithburg - joined The Quaker Oats Company in 1966 as a Brand Manager, after five years with two advertising agencies. Mr. Smithburg became Vice President and General Manager of the Cereals division in 1970. In 1976, Mr. Smithburg became Executive Vice President - U.S. Grocery Products, the largest division of The Quaker Oats Company. He was named to The Quaker Oats Board of Directors in 1978, and in 1979 was named President and Chief Operating Officer. Two years later, in 1981, he became Quaker's Chief Executive Officer and assumed the position of Chairman of the Board in 1983. He held that position until retiring in November, 1997. Mr. Smithburg is also a Director of Abbott Laboratories, Corning Incorporated, The Northern Trust Company and Smurfit-Stone Container Corporation. He served on the Board of Directors of the Grocery
Manufacturers of America from 1981 to 1997 and was Chairman of the Grocery Manufacturers of America's Board of Directors from 1993 to 1995. He also serves on the Board of Trustees of Northwestern University and has served as a member of the Civic Committee of the Commercial Club of Chicago and a director of Northwestern Memorial Hospital where he was Chairman of the Board from 1992 to 1993.

George A. Naddaff - is the current Chairman and co-CEO of KnowFat Lifestyle Grills. Mr. Naddaff is considered by many to be the "Guru of Franchising". He developed Boston Chicken/Boston Market into a national franchise brand and in 1992 sold it to a group of Blockbuster Video executives. In 1993 he shared in its record-setting IPO (143% first-day increase). Naddaff has founded and/or been significantly involved with several other successful concepts including:
Mulberry Child Care Centers, which had over 90 company-owned childcare centers when it was sold to KinderCare; Sylvan Learning Centers, the nation's leading after-school learning facilities; Ranch*1, a New York-based chain of grilled chicken sandwich restaurants; Living and Learning Schools, which operated more than 50 upscale childcare facilities and was sold to KinderCare; and VR Business Brokers, the nation's largest business brokerage franchise with over 350 offices, which was acquired in 1986 by Christies, London. Naddaff began his career in food service when he co-founded International Foods, which operated 19 KFC franchises in the Boston area and was sold in 1970.

Nicki Anderson - has spent the last 10 years trying to shift the way people view diet and exercise. Nicki believes that exercise has become punishment for an imperfect body. It seems that exercise is perceived to be for the elite athlete or thin person. As a fitness professional, she feels that it is her responsibility to introduce exercise as something that is positive and life enhancing. Ms Anderson believes that more often than not, people view exercise and sound nutrition as an all or nothing proposition. Ms. Anderson, IDEA Master Trainer, is the author of "Reality Fitness: Inspiration for Your Health and Well-being". She is the health and fitness columnist for Suburban Chicago
Newspapers as well as a family fitness contributor for eDiets. She is a certified personal trainer through the National Academy of Sports Medicine
(NASM). Nicki sits on the IHRSA Entrepreneurial Advisory Board, the Personal Training Committee for IDEA, and USA Today's Entrepreneurial Advisory Board.

Basil J. Falcone - At the time of its sale in 1997, Mr. Falcone was the former co-owner and Vice Chairman of General Drug, the 11th largest pharmaceutical distributor in the United States. Shortly thereafter, he acquired Omaha Vaccine & American Veterinary Pharmaceutical Co. which he sold in 2004. Acting in a broad strategic advisory role, Mr. Falcone currently has significant interests in human vaccine, nutraceutical and functional food companies. In his forty-six years of business and entrepreneurial experience, Mr. Falcone began as a 21-year old college graduate management trainee at General Motors and since has held management positions in large and middle size companies, commencing his first turnaround acquisition at age 37. Mr. Falcone has a Bachelor of Science degree in Sociology, Fordham University, N.Y. 1960 and MBA Graduate Studies, Baruch Graduate School of Management (City University of New York). He is a Member of the Economic Club of Chicago and a Board member of Bastyr University, Seattle Washington.

Triveni P. Shukla, Ph.D - Vice President, Technology Development for Z Trim. Dr. Shukla is in charge of accelerating Z Trim's manufacturing process and market development. He has a distinguished international background in food science. For ten years, he was head of R&D and Engineering at Krause Milling Co. (now
ADM), and has spent almost two decades as a consultant to the global food processing industries. Dr. Shukla is a scientist of vast and varied business and technical experience in the cereal foods and allied industries, commercial development and R&D. His activities and expertise cover a wide range:
post-harvest technology assessment and forecasting, contract R&D, market research, development and improvement strategies, technical and economic feasibility studies, competitive analysis and market intelligence, facility planning, sub-sector analysis and privatization, joint-venture analysis and international technology transfer. He is an internationally recognized expert in dry and wet corn milling. Dr. Shukla's association with Cargill, A.E. Staley, American Maize Co., U.S. Feed Grains Council, Winrock International, Monsanto and many other multi-national food processing clients constitutes a valuable body of experience. The list of companies that Dr. Shukla has worked with also includes: Anheuser-Busch, Bimbo (Mexico), Cedarburg Dairy/Kemp, ConAgra,
Experience Inc., Frigo Cheese Co./Unigated Ltd., Grupo Minsa s.a. de c.v. (Mexico), Heinz Co./Ore-Ida Foods, Heinz Co./Foodways Natl., Hershey Foods Corporation, Illinois Cereal Mills, Kraft-General Foods, Labbat Anderson, Mexican Accent Inc., Monsanto Company, Nabisco Brands, National Honey Board, Oscar Meyer Foods/Philip Morris, Procter & Gamble, Quaker Oats, Sigma Alimentos/Grupo Alpha (Mexico), Group Minsa of Mexico and Matrix Group of Malaysia, as well as four companies in Japan, two in India and two more in Korea.

Eric Carre - Research & Development Chef/Expert in Global Cuisine. Chef Eric's prior 25+ years of industry experience encompasses restaurant, R&D and food manufacturing both in the US and abroad and includes being the Executive Chef/VP of R&D for Culinary Foods, Inc. (a wholly owned subsidiary of Tyson Foods, Inc.) where he increased sales from $34 million to $142 million in 6 years. He has also served as Executive Chef/VP R&D at Culinary Brands, Inc., a division of Nestle and a pioneer in the use of sous vide cooking in the United States. In collaboration with UC Davis, Mr. Carre developed, pasteurized fully prepared, fresh refrigerated food using the cook-chill and Cook-in-Pack sous vide method. Eric was a 2005 Nominee for Award of Excellence - IACP (International Association of Culinary Professionals) and has been an editorial contributor and speaker to numerous major industry publications, seminars and conferences. His client's include Devanco Foods (frozen shawarma & cold sauces), Harbor Seafood (frozen lobster, fish & other seafood), Smithfield Innovations (Frozen Sauce Program), Distinctive Foods LLC (Chicago Flatbread & Texas Flatbread product lines; Pie Piper (Sweets Program), Alfa Gamma Seafood (Fish and Seafood),
Newhall Klein Inc. Marketing Communications (Culinary Ideation, Editorial Newsletter Services & Food Service Recipe Development), Gage Foods (School Feeding Program), Costco Club Stores Wholesale, National distribution, United Airlines, British Airways, Lufthansa, Wyndham Hotels, Casino Morongo, CA, Whole Foods' Trader Joes, Perdue Farms, White Toque, and Little Lady Foods (Sauce Program).

Dari Carre - is a renowned Research & Development Chef-Consultant. Dari's career in food began in 1988 upon completion of a Professional Diploma in Classical French Cooking at New York City's Institute for Culinary Education. Remaining in New York, she apprenticed at Rockefeller Center's 3-Star French restaurant, La Reserve, and then went on to work as a private chef, food stylist and cooking instructor. Dari develops recipes and food products with manufacturing, food service and consumer applications. Her clients include New Zealand Green Shell Mussel Marketing Board (manufacturing and consumer), Culinary Foods, Inc., a subsidiary of Tyson Foods, Inc. (foodservice) Better Homes & Gardens Magazine (savory & dessert for consumer), Barilla America (manufacturing & back-of-the-box consumer), Uncle Ben's Rice (savory for children and adult consumer) and Starbucks Coffee Company (foodservice). As a Product Marketer, she creates product-marketing strategies and delivers product demonstrations for Chef Demonstrations of new specialty cheese product launches by Kraft Foods, Inc, served as Spokesperson for the National Pork Producers Council in their MTV-inspired educational video targeted toward high school students, and Food Stylist for such media as cable TV's Home Shopping Network (HSN). Dari serves as Contributing Editor to various trade and consumer publications including Prepared Foods Magazine, Better Homes & Gardens, and Food Distribution Magazine, among many others.

Juan-Carlos Cruz - began his culinary career at California Culinary Academy (class of 93). He went on to become one of L.A.'s most sought after pastry experts, working at some of California's finest hotels and creating desserts for Gary Oldman, Jack Nicholson, Nancy Reagan, Will Smith, Oprah Winfrey, Jim Carrey, Joe Namath, Prince Phillip, Julia Roberts, Russell Crowe, and many others. Juan-Carlos was part of the team that represented the illustrious Hotel Bel-Air at the James Beard House and received such high praise for his work that in 2001 he decided to spin off on his own and begin Pastrydude.com in Los Angeles. Pastrydude.com is now one of Los Angeles' premiere wedding cake destinations for decadent made-to-order creations. After appearing on Discovery Health Network's Body Challenge (six episodes) on which he lost a total of 43 pounds (with an additional 17 lbs lost after the show wrapped), Juan-Carlos' attitude towards food expanded to include recipes for the calorie conscious. Alongside his other businesses, Juan-Carlos began running Calorie Commando Catering with the mission of providing the best heart-healthy food in Los Angeles.

Juan-Carlos also appeared on Discovery Health Network's Body Challenge 2 as "Calorie Commando." Juan-Carlos then appeared on the Body Challenge 3 as the host/weigh in coordinator. Other recent appearances include Soap Center for the Soap Opera Network, The Modern Girls Guide to Life for the Style Network, and Cooking School Stories on the Food Network. He has also made appearances on the Countdown to the Academy Awards on E!, Celebrity Diets on VH1, and is the host of Calorie Commando.

Zev Davis, M.D. - is Director, Cardiovascular Surgery at the Edward Heart Hospital in Naperville, Illinois. He is a partner in Cardiac Surgery Associates, one of the larger cardiac surgical practices in the country. Born and raised in New York City, he moved with his family to Israel for ten years, completing high school, university and medical school at the Hebrew University/Hadassah in Jerusalem, Israel. After a general surgical residency and cardiovascular fellowship at the Mayo Clinic, Dr. Davis trained additionally at the Hektoen Institute for Congenital Heart Disease (Chicago), and Johns Hopkins and Hospital Broussais (Paris, France). While performing all aspects of adult cardiac, thoracic and vascular surgery, Dr. Davis' particular interest is mitral valve repair, treatment of heart failure by left ventricular remodeling and reconstruction, and endoscopic (minimally invasive) vein and artery harvest. He is a member of many scientific societies, and has published multiple articles with frequent national presentations. Dr. Davis is involved in medical volunteer projects around the world, including Russia (Siberia), Pakistan, Israel, Honduras and Kenya.

Mark DeMeo, M.D. - is Board Certified in Gastroenterology and Internal Medicine. He received his medical degree at UMDNJ-Rutgers Robert Woods Johnson Medical School in Piscatawa, New Jersey. His special interests are: celiac disease, pancreatic disease, obesity, nutrition and gastrointestinal disease, and functional bowel disease. His research interests are pancreatic disease, the role of nutrition in gastrointestinal disease, celiac disease, obesity, gut immunology, and functional bowel disease.

James Painter, Ph.D is a Registered Dietitian, who earned a Ph.D. from the University of Illinois in Human Resource and Family Studies, a MS from Oklahoma State University in Food, Nutrition and Institution Administration and a BS from Southern Illinois University, Carbondale in Food and Nutrition. His professional experiences include serving on the faculty at the University of Illinois, Nutrition Consultant and Senior Food Service Director with Marriott Corporation. His professional affiliations include American Association of Family and Consumer Sciences, Society for Nutrition Education, Gamma Sigma Delta and the American Dietetic Association. He has over 60 professional and peer reviewed publications to his credit. He serves on the editorial board for Foodservice Research International and is a reviewer for Journal of Nutrition Education and Journal of Food Composition and Analysis. His expertise is recognized through his 100-plus professional lectures and presentations along with numerous public presentations, articles and interviews. He has served as principal investigator/co-principal investigator on more than 3 dozen grants. Currently he is Chairperson of the Family and Consumer Sciences at Eastern Illinois University.

Heather Hawk - is a national health and fitness correspondent for television and radio. As a spokesperson, consultant, and fitness advisor for numerous corporations and organizations in the health and fitness industry, she is involved in all aspects of the business including: product development and evaluation, program development, training, industry and consumer seminars, and scripting, hosting and producing instructional and promotional videos. Having been involved in fitness since the age of 15, Heather's passion is to educate and motivate all ages on the numerous benefits of a healthy lifestyle. This is accomplished through her media endeavors, video projects, and corporate affiliations. Heather has been seen on all the major networks as well as various cable stations including ESPN, ESPN 2, and QVC to name a few. Heather can be seen hosting "Get Hooked On Health", a 30-minute television program airing on the Charter Network that was launched as part of a national health and fitness campaign. She has hosted the popular news segment "Fit on Fox" on the Fox network for 6 years. She teaches listeners how to eat well, train properly, and create a healthier lifestyle through her nationally syndicated radio show "Hawk On Health".

Heather serves as the Director of Fitness Programming for Danskin Fitness Accessories for Women as well as Empower Fitness Equipment for Women. She serves on the Advisory Board for several companies. As an advocate for the American
Liver Foundation, National Down Syndrome Society, Muscular Dystrophy Association, Life Skills Foundation and the Spina Bifida Association of America, Hawk speaks publicly to raise awareness for these important groups. In recognition of her efforts, the American Liver Foundation named Hawk Media Person of the Year in 2000. Hawk graduated from Washington University's John M. Olin School of Business with a bachelor of science in business administration and marketing. Together with her personal training certification from the American Council for Exercise (ACE), Hawk combined her business savvy and passion for health and fitness to build Hawk on Health, LLC. Founded in 2002, Hawk on Health, LLC., promotes the significance of fitness, nutrition, wellness and medical issues encompassing every aspect of the Health and Fitness industry.

PLANT USAGE SALES SCENARIOS

In a 12 month period, the plant can currently produce an estimated one million pounds of finished Z Trim powder at 25x absorption. This could also equate to 25 million pounds of Z Trim Gel at 4% solids. The Company has no way at this time of knowing exact amounts of each product but anticipates it will produce a combination of 25x Z Trim Powder and 4% solids Z Trim Gel. Below are various uses of that available production capacity supply. The Company already sells to all 9 channels in varying percentages and expects that trend to continue as it grows however with little predictability of how much will be sold to each area in the future.

1) Industry Manufacturer sales of Z Trim Boxed Powder (22 pounds) at $120 (current price @ $5.5/lb) 45,454 boxes (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $5,500,000.

2) Industry Manufacturer sales of Z Trim Gel (one gallon) at $2.5 (current price @ $0.3/lb) 3,000,000 gallons (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $7,500,000.

3) Institutional User sales of Z Trim Gel (one gallon) at $5.00 (current price @ $0.6/lb) Schools, Universities, Hospitals, Hotels, Restaurants 3,000,000 gallons (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $15,000,000.

4) Consumer Retail sales of Appetite Control Capsules at $29.95 (current bulk price at web site) 3,600,000 bottles (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $107,820,000.

5) Consumer Retail sales of Appetite Control Capsules at $14.00 (wholesale price to large retailers) 3,600,000 bottles (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $50,400,000.

6) Consumer Retail sales of Z Trim Fat Replacement at $3.99 (current bulk price at web site) 25,000,000 bottles (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $99,750,000.

7) Consumer Retail sales of Z Trim Fat Replacement at $2.00 (wholesale price to large retailers) 25,000,000 bottles (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $50,000,000.

8) Consumer Retail sales of Z Trim Fiber Supplement (8 ounce) at $34.95 (current price at web site) 2,000,000 packs (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $69,900,000.

9) Consumer Retail sales of Z Trim Fiber Supplement (8 oz) at $15.00 (wholesale price to large retailers) 2,000,000 packs (assuming total utilization of all available production capacity supply for only this channel) Total Annual Potential Gross Revenue $30,000,000.



SUBSIDIARIES

FIBERGEL TECHNOLOGIES, INC.

     FiberGel owned the exclusive, worldwide license for all fields of use to Z Trim, an all-natural, agricultural-based fat replacement developed by the Agricultural Research Service of the United States Department of Agriculture ("USDA"). The Company acquired FiberGel, formerly a wholly-owned subsidiary of Utek Corporation ("Utek"), on August 27, 2002. Under the terms of the acquisition, we issued 2,800,000 shares of our common stock to Utek valued at $504,000 using an average market price of $0.18 per share. We also issued a three year warrant to Utek to purchase 500,000 shares of our common stock at an exercise price of $0.36 per share of which such warrants were fully exercised in 2004. Z Trim Holdings, Inc. owns the exclusive U.S. and international rights to Z Trim, and Z Trim is currently our primary focus.



     Z Trim is a natural zero calorie fat-substitute made from the hulls of corn, oats, soy, rice, barley that lowers 25% to 50% of calories from fats in most foods without negatively affecting taste or texture. Z Trim generally can't be detected by consumers when formulated correctly in dairy, dressings, dips, sauces, baked goods, processed meats, snack foods, cookies, pies, cakes, icings, brownies, bars, ice cream, milk shakes and many other foods. It improves texture significantly; makes meats juicier, baked goods moister, dips creamier. Z Trim lets you to eat more of the foods you love without fear of weight gain and allows you to lose weight without giving up the foods you love. Z Trim adopts the flavor and mouth feel of most recipes and reduces aftertaste in most foods. It has been proven in studies that a majority of consumers prefer Z Trim foods over their full-fat counterparts. Z Trim can substantially reduce harmful Trans and saturated fats and adds healthy insoluble and soluble dietary fiber which can be beneficial to heart patients and diabetics. Z Trim can improve digestion without any negative side effects sometimes associated with other fat substitutes. Z Trim's proprietary process turns worthless agricultural bi-products into a valuable and highly functional food ingredient with significant economic and health advantages over the fat it replaces. Z Trim provides a competitive industry advantage, reduces environmental management costs, and delivers a novel and substantial profit center to manufacturers.

     Z Trim is protected by an extensive intellectual property portfolio with dozens of patents issued and pending throughout the world, as well as myriad associated trade secrets and know how, copyrighted works and trademarks. Z Trim has been featured on Fox News "Your World w/ Neil Cavuto"; USA Today, Chicago Tribune, as well as local affiliates of NBC, FOX and CBS.

     The Company has been responding to industry inquiries and initiated exclusive partnership discussions with major domestic and international companies representing several food applications. As a result of new Z Trim product developments presented by the our technology team, led by Triveni P. Shukla, Ph.D., Vice President of Technology Development, we have been able to expand the scope of our marketing partnership programs to include numerous applications under the following major SIC classifications:

     o    311.200 Grains and oil seeds;

     o    311.300 Sugar and confectionary;

     o    311.400 Fruits and vegetables;

     o    311.500 Dairy products; o 311.600 Processed meat; and

     o    311.800 Bakeries and tortillas.

     The Company currently provides samples of Z Trim worldwide for testing to large, medium and small food companies as well as institutional food services along with technological support. There are many current customers using Z Trim in products being sold commercially and in restaurants along with several potential short, medium and long-term customers currently purchasing Z Trim for pilot testing of several different product applications.

The Company has received numerous inquiries in the United States and internationally relating to the manufacture, food processing, distribution licensing and sale of Z Trim, which we have the right to produce pursuant to an exclusive license from the USDA.

     The Company is currently making and shipping product to satisfy its customers' orders and product sample requests. Swiss based conglomerate DKSH, the company's distributor under exclusive limited territorial rights in Europe, Asia, Australia and South America has been purchasing Z Trim and providing current and potential customers with product samples and other product related assistance for both Z Trim and their newly developed non-GMO (Genetically Modified Organisms) Oat versions of Z Trim. The raw material oats are being acquired through a distributor from Quaker Oats.

     The Company has been shipping Z Trim product samples to many domestic and international food companies and has provided them with technical literature and assisted them with their product formulations. In addition, we have been selling Z Trim powder and Z Trim Gel directly to consumers for use in home cooking and has expanded its product offerings to include gourmet cookies, brownies and salad dressing.

     The Company completed the refinement of its proprietary Z Trim process during 2005 in its manufacturing plant adjacent to its corporate offices in Mundelein, Illinois. Now, in 2006, the Company has retained a renowned food formulation team to work directly with manufacturers and institutions on their formulations that require lowering fat. The Company also hired a well known marketing company to develop awareness of the Z Trim Brand.

NAT TOOLS FOR GOOD HEALTH

     We acquired the worldwide exclusive license to the NAT Web, the Nutrition Analysis Tool ("NAT") website developed by the Department of Food Science and Human Nutrition at the University of Illinois. The University of Illinois' NAT website is an interactive, web-based system designed to empower individuals to select a nutrient-rich diet. This fully functional nutrient analysis program utilizes the USDA nutrient database, including over 6,000 foods as well as information from food companies. NAT provides information on the relative composition of food and could aid consumers in their quest to achieve or maintain good health via nutritious eating.

     Pioneered and developed by Dr. James Painter at the University of Illinois in 1995, and a winner of several awards, the Nutritional Analysis Tools and System ("NATS") is based upon the behavioral scientific discoveries that keeping track daily of what we eat, plus how many calories we burn through fitness activities, are among the most critical components in achieving and sustaining long-term successful weight loss and health management. Using data provided by the USDA and most brand name food companies, NAT'S users can keep track every day of the foods, calories, fats, proteins, carbohydrates and other nutrients they consume. New members can join MyNATS for free and save all their menus on the NATS database. Non-members can use NATS 2.0 to save all their data to their own computers for free offline reference. NATS users can calculate calories burned during the day. The web site provides visitors the ability to enter a certain activity and the amount of calories they wish to burn, and then calculates how long the given activity needs to be done. Visitors can also enter how long they did an activity and the web site calculates how many calories they burned or which activities a person can do to burn a certain amount of calories in a given length of time.

     The acquisition of the socially conscious NATS site is very significant to us because it has the potential to provide us with a large consumer audience, as it attracts as many as two million visitors per month from more than eighty countries. We are increasing awareness about our Z Trim products and their benefits to consumers who visit the NATS website. Visitors to the site can also purchase Z Trim products, a pedometer based diet program, and Palm OS software versions of the NATS site that they can use when on the go. We are planning to expand the number of products being offered on the web site in 2006 to include cooperative advertising and marketing of healthy, calorie and fat reduced Z Trim products launched by food industry partners.


BRAVE WAY TRAINING SYSTEMS

     The Brave Way Training Systems, another of our wholly owned subsidiaries, is a security training and product company. The Brave Way offers proven, highly effective, low-cost self-defense courses and videos with a uniquely targeted curriculum focusing on personal safety and self-defense including rape prevention. Courses are offered for police officers and security personnel through The Brave Way's state certified law enforcement training for students and teachers, individuals, Airline Personnel, Hospital personnel, through park districts, clubs, churches and other organizations as well as corporations. The Brave Way instructors have experience in multiple martial arts, and backgrounds in martial arts, security, self-defense, and the military.

ON-LINE BEDDING CORP.

     On-Line Bedding Corp. ("On-Line Bedding"), another of our wholly-owned subsidiaries, founded in 1981, is a distributor of pillows, blankets and other bedding products to airlines, hospitals, government, and other commercial and institutional customers. On-Line Bedding subcontracts the production of pillows, blankets and other bedding products to manufacturers. On-Line Bedding's customers include hospitals, nursing homes, hotels and motels, and transportation-based companies such as airlines, railroads and motor coach companies. On-Line Bedding purchases its raw materials from various suppliers, and contracts production of its airline pillows and blankets with third party manufacturers. On-Line Bedding warehouses a limited inventory, and drop ships its products from manufacturers or wholesale suppliers in multiple locations throughout the United States to reduce freight costs for its customers. On-Line Bedding's primary accounts include AMTRAK, as well as certain domestic and international airlines. In addition, the United States Armed Forces regularly purchases a specialty pillow from On-Line Bedding through the United States military's electronic invoice system. On-Line Bedding is also an authorized pillow and related product vendor for a hospital purchasing group with over 500 members in eight states.

OPERATING SEGMENTS

     We operate three reportable segments, food product development, defense product development, and e-tailer.

     Our management reviews the operating companies' income to evaluate segment performance and allocate resources. Our operating companies' income for the reportable segments excludes income taxes and amortization of goodwill. Provision for income taxes is centrally managed at the corporate level and, accordingly, such items are not presented by segment since they are excluded from the measure of segment profitability reviewed by our management.

     For financial data on the reportable segments, you should refer to the Consolidated Financial Statements and the notes thereto.


            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This Annual Report on Form 10-KSB contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 ("Securities Act"), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are principally contained in the section entitled "Description of Business." These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ, perhaps materially, from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

     o    Our product development efforts;

     o    The commercialization of our products;

     o    Anticipated operating losses and capital expenditures;

     o    Our estimates regarding our needs for additional financing;

     o    Our estimates for future revenues and profitability; and

     o Sources of revenues and anticipated revenues, including contributions from corporate collaborations, license agreements and other collaborative efforts for the development and commercialization of our product candidates, and the continued viability and duration of those agreements and efforts.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expect," "plan," anticipate," "believe," "estimate," "project," "predict," "intend," potential" and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail in the foregoing section under the heading "Risk Factors." Also, these forward-looking statements represent our estimates and assumptions only as of the date of this Annual Report.

     You should read this Annual Report and the documents that we reference in this Annual Report with the understanding that our actual future results may be materially different from what we expect. We do not intend to update any of these statements or to publicly announce the result of any revisions to any of these forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.


ITEM 2.  DESCRIPTION OF PROPERTY.

     We occupy approximately 44,000 square feet of leased space at 1011 Campus Drive, Mundelein, Illinois. This space is leased for $26,500 per month pursuant to non-cancelable operating leases that expire in 2007. The current lease term is through 2010. We have the option to extend our current lease for two more years at the current rate and to extend it for five more years after the two year period with a 10% increase. All of our subsidiaries and divisions are operated out of this space.

ITEM 3.  LEGAL PROCEEDINGS.

     The Company filed a lawsuit in the U.S. District Court in 2005 to collect the unpaid principal balance, default interest and attorney fees for a note receivable, in total an amount in excess of $1,200,000, for stock issued. The defendants have sold the shares purchased with the note receivable. In response, on December 27, 2005 those shareholders and a related hedge fund, Pac Bay Financial, filed a countersuit against the Company and its directors and officers. That lawsuit, which is being heard by the same Judge as in the Company's Note Default case listed above, alleges that oral misrepresentations were made to induce purchases of stock over an approximate one and one-half year period. Counter-plaintiffs seek $2 million in compensatory damages and $5 million in punitive damages. The basis for these damages claims is yet unknown. The company believes that they have meritorious defenses against this action, and will continue to vigorously defend it. The claim against the officers and directors is covered by directors and officers insurance to the extent that three of the individual officers and directors are covered. The insurance coverage pays for the defense costs only and provides no indemnity coverage. The parties are engaged in settlement negotiations which could result in the resolution of all pending claims.

On November 23, 2005, the Company entered into Letter Agreement ("LOA") with George Foreman Enterprises, Inc. ("GFME") pursuant to which both parties would form a new limited liability company for the purpose of promoting the Company's zero calorie fat replacement food ingredient, Z Trim(R). The parties did not reach any definitive Agreement as is required by the LOA. On May 9, 2006, the Company filed a lawsuit alleging breach of the Parties' nondisclosure agreement and trade secret misappropriation in the Circuit Court of the 19th Judicial District, Lake County, Illinois seeking damages and injunctive relief against GFME. On August 3, 2006 the court, based upon a finding that the Company has demonstrated a likelihood of success on the merits of the case, issued an order granting the Company a preliminary injunction enforcing the non-disclosure agreement between the parties. GFME subsequently appealed the preliminary injunction. The Appellate Court denied GFME's appeal, and the injunctive order remains in place.

On July 17, 2006, George Foreman Enterprises, Inc. filed a complaint against Z Trim Holdings, Inc. in the U.S. District Court seeking damages in excess of $70,000,000 for specific performance, breach of contract, promissory estoppel and unjust enrichment. The basis for all such claims is the underlying LOA, set forth above. Management believes that the allegations are frivolous and wholly without merit and will vigorously defend the claim.

On July 6, 2006, the Company filed a patent infringement suit in the United States District Court for the Western District of Wisconsin seeking unspecified damages and equitable relief against a manufacturer of a competing product. The case was dismissed by the court owing to a technicality and on March 20, 2007 the Company filed suit again. No trial date has been set as of yet.

On January 18, 2007, the Company was served with a complaint by Daniel Caravette for breach of contract and violation of the Illinois Wage Payment and Collection Act, seeking damages in excess of $1,000,000. Management believes that the allegations are frivolous and wholly without merit and will vigorously defend the claim.

In October 2006, the Company settled litigation with two former investor relation consultants and issued total of 275,000 shares of its common stock at a fair value of $341,000 based on the closing market price at the dates of settlements.

The Company is also a party to various legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. While the outcome of these matters cannot be predicted with certainty, management does not believe that the outcome of any of these claims or any of the above mentioned legal matters will have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No matters were submitted to the vote of the stockholders during the last quarter of fiscal year 2006.

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES.

     The following table sets forth, for the periods indicated, the high and low closing prices for our common stock, as quoted for trading on the American Stock Exchange under the symbol "ZTM." Our common stock began trading on the American Stock Exchange on March 31, 2004. The last reported sale price of our common stock on December 31, 2006 was $0.94 per share.

2005                                                     HIGH         LOW
-------                                                ------       -----
1st Quarter*                                            $2.02        $0.68
2nd Quarter                                             $1.49        $0.35
3rd Quarter                                             $1.41        $0.86
4th Quarter                                             $1.56        $0.73

2006                                                     HIGH         LOW
-------                                                -----        -----
1st Quarter                                             $1.42        $0.74
2nd Quarter                                             $1.94        $1.00
3rd Quarter                                             $1.47        $1.00
4th Quarter                                             $1.35        $0.76


2007                                                     HIGH         LOW
-------                                                -----        -----
1st Quarter (through March 30, 2007)                    $1.76        $0.87

*Our common stock was traded in the over-the-counter market until the March 31, 2004. As such, the prices for the quarters prior to March 31, 2004 set forth above reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

     As of March 27, 2007, there were 411 record holders of the common stock. This number does not include shareholders whose shares are held in securities position listings. We have never paid any dividends on its common stock and do not anticipate paying any dividends in the foreseeable future.


                   EQUITY COMPENSATION PLAN INFORMATION
                            (AS OF DECEMBER 31, 2006)


                        NUMBER OF SHARES
                       REMAINING AVAILABLE
WEIGHTED-AVERAGE       FOR FUTURE ISSUANCE
EXERCISE PRICE OF         UNDER EQUITY
OUTSTANDING             COMPENSATION PLANS          NUMBER OF SHARES TO BE
OPTIONS,              (EXCLUDING SECURITIES         ISSUED UPON EXERCISE OF
WARRANTS AND             REFLECTED IN 1ST             OUTSTANDING OPTIONS,
RIGHTS                    PLAN CATEGORY                WARRANTS AND RIGHTS
                             COLUMN)
- -------------        ----------------------        -----------------------
Equity compensation plans approved by security holders (1)

$0.99                         84,913                              19,915,087


Equity compensation plans not approved by security holders (2)


Total...........................................................................

$0.99                         84,913                              19,915,087

(1) These plans consist of the 2004 Stock Incentive Plan.

(2) We do not maintain any equity compensation plans that have not been approved by the stockholders.

On March 27, 2007, we entered into private placement subscription agreements pursuant to which we sold unregistered shares of our common stock, par value $0.00005 per share ("Common Stock"), and warrants exercisable for Common Stock. We sold 80 units in the private placement at a price of $100,000 per unit, with each unit consisting of 100,000 shares of Common Stock and a five-year warrant with an exercise price of $1.20 per share to purchase 25,000 shares of Common Stock (the "Warrants"). In the aggregate we sold 8,000,000 shares of Common Stock, and Warrants to purchase an additional 2,000,000 shares of Common Stock. We will receive gross proceeds of $8,000,000 from these sales. We also entered into a registration rights agreement in connection with the private placement pursuant to which we have agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock and Common Stock underlying the Warrants.

JP Turner & Company, LLC ("JP Turner") served as the lead placement agent in connection with the private placement. JP Turner, together with any affiliate placement agents, will receive cash fees in the aggregate of $1,040,000 and warrants to purchase 1,200,000 shares of Common Stock on terms which are identical to the Warrants included in the units except that the exercise price is $1.00 per share. In addition, the placement agent's warrant has registration rights that are the same as those afforded to investors in the private placement.

We determined that all of the securities sold and issued in the private placement were exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act. We based this determination on the non-public manner in which we offered the securities and on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to resale or distribution, and that each such persons understood such securities may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

The description of the terms of sale of the securities described in this report is qualified in its entirety by reference to the full text of the underlying documents which have been filed as exhibits to this report.

On March 27, 2007, the Company entered into an agreement with former consultants to the Company (Farhad Zaghi and Nurieel Akhamzadeh) and related parties pursuant to which the consultants agreed to cancel previously issued and outstanding warrants to purchase 1,491,666 shares of the Company's common stock in exchange for the Company's agreement to issue one or more warrants for up to 2,266,666 shares of the Company's common stock. The new warrants are to be issued upon demand of the warrant holders no sooner than 8 months nor later than 24 months from the date of the agreement. Any demand must be for at least 150,000 shares. Once issued, the warrants will have a 2-year term. The exercise price per share of the warrants, if issued, with respect to 1,604,166 shares will be equal to the 45-trading-day trailing average closing price of the Company's common stock as of the date of demand (the "45-Day Average Price"), but not greater than $1.25. With respect to the other 662,500 shares, the exercise price per share of the warrants shall be equal to 95% of the 45-Day Average Price, but not greater than $1.25. If issued, the warrants will carry with them a lock-up provision prohibiting the holder from selling any shares received upon exercise prior to the expiration of 14 months from the date of the agreement. Within 6 months of issuance of any warrant pursuant to the agreement, the Company has the obligation to register the shares underlying the warrant.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

     THE FOLLOWING DISCUSSION IS INTENDED TO ASSIST IN UNDERSTANDING THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF Z TRIM HOLDINGS, INC. YOU SHOULD READ THE FOLLOWING DISCUSSION ALONG WITH OUR FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED ELSEWHERE IN THIS FORM 10-KSB. THE FOLLOWING DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS. OUR ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS IN 2006 AND BEYOND MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE FORWARD LOOKING STATEMENTS.


OVERVIEW

     In 2005 we refined our direction from a pioneer of emerging technology companies where we provided small business infrastructure, funding and substantial intellectual capital to bring important and timely life-changing technologies to the marketplace through all phases of the commercialization process, to a company that will focus its resources primarily on the manufacture, marketing and sale of Z Trim, our zero calorie fat substitute and other Z Trim related products. The company will continue exploring all available options for its other non-Z Trim technologies and related assets.

Z Trim Holdings, Inc. was founded in May 1994 under the original name, Circle Group Entertainment Ltd. and changed its name to Circle Group Internet, Inc. in 1997, to Circle Group Holdings, Inc. in 2003, and to Z Trim Holdings, Inc. in 2006. We had no business operations except for research and development activities between May 1994 and January 1997. In 2002, we reorganized our business units into three reportable segments: food product development, security product development, and e-tailor, and acquired Fiber-Gel Technologies, Inc., which owned the exclusive license to Z Trim, an all-natural, agricultural-based fat replacement. Z Trim Holdings, Inc. currently owns the license.

     We  have  four  operating  subsidiaries:   Fiber-Gel  Technologies,   Inc.,
thebraveway.com, Inc., (operating as The Brave Way Training Systems), On-Line Bedding Corp., and Z-Amaize Technologies, Inc.

RECENT MATERIAL DEVELOPMENTS

     On June 21, 2006, at a Special Shareholder Meeting, shareholders voted to change the name from Circle Group Holdings, Inc. to Z Trim Holdings, Inc. The trading symbol was also changed from CXN to ZTM trading on the American Stock Exchange (AMEX).

     On February 22, we announced that this year's fiscal sales (calendar 2007) of Z Trim for January and the first 21 days of February surpassed the Z Trim product sales for calendar year 2006, which were $103,269.00 and the achievement of significant progress in its business plan implementation. The company attributes the improvement to strategic marketing coinciding with increased demand by consumers and growing use by food producers.

In the 4th quarter of 2006, the Company surveyed its existing customer base and was provided projections of their anticipated utilization of Z Trim for the calendar year 2007. The total of those projections, if achieved, is estimated to consume the company's current plant capacity on a run-rate basis by year end 2007. With the potential for exceeding the existing plant capacity becoming a realistic late 2007 target, the Company is presently in various discussions with custom food ingredient companies to manufacture Z Trim in plants within the continental United States as well as internationally.

The Company now has three distinct venues it markets and sells to:

* 1st Tier.....Food Processors & Manufacturers
* 2nd Tier.....Food Service (Schools, Restaurants, Hospitals, Hotels)
* 3rd Tier.....Direct to Consumers, Consumer Retail

These Tiers all present totally different opportunities, but each offer unique and substantial market leverage if maximized.

In January 2007, a Pittsburgh area school district announced it was using Z Trim Mayo spread in its prepared salads, such as tuna fish salad, egg salad and potato salad and in its ranch dressing. Z Trim Mayo Spread has 25 calories per serving and 82% less fat then the regular leading brand mayonnaise, which has 90 calories per serving. The kids in the school thought they were eating regular mayonnaise. As a result of the announcement, stories about Z Trim being used in the school lunch program were carried by TV and radio stations, newspapers, magazines and online news services and other websites, nationally and internationally. They highlighted that the schools were using Z Trim for ten months and kids never knew the difference. The Associated Press released a feature on this situation that was the top AP health story for two days.

Consumers responded to the media coverage by requesting information and by ordering Z Trim products through the Internet and telephone. Several school districts around the country also responded by either contacting us directly or having their food service provider and food vendors contact us in order to get Z Trim into their school meal programs. Shipments have already been made to some of them. The media coverage further resulted in testing Z Trim in one of the nation's premier hospital-based, doctor-sponsored, large insurance company wellness programs. It also resulted in a major vitamin retailer approaching the Company with the possibility of carrying Z Trim products nationally in 2007-Q2.

In January 2007, the Company concluded the review of a six week preliminary clinical study by Zev Davis, M.D. at Edward Heart Hospital using Z Trim Appetite Control capsules. The results, which were statistically analyzed by Dr. Paul Rathouz, Ph.D. - University of Chicago, showed that approximately three out of four people lost 1 to 2 pounds per week without lifestyle modification. Commenced one week before Thanksgiving and concluding the week after Christmas 2006, the study showed that Z Trim caused no gastrointestinal or other negative side affects. Sales in the Appetite Control capsules have increased consistently since the release of the results sparking interest from several other prominent clinicians seeking to assist in expanding the scope and duration of additional studies demonstrating Z Trim's special abilities.

In January 2007, the second order was received for Non-Dairy Cheese in the UK.

The Company has agreed to have a book authored by two well-known nutrition experts to be released in April 2007 along with an aggressive promotional tour. The work will be called the Pyramid Diet referring to the new Pyramid the USDA plans to heavily promote in the coming year. The book will provide significant coverage about the Z Trim Advantage and the "Live Life Better" lifestyle.

In December 2006, the Company hired former Atkins Nutritional Medical Director Stuart Trager, M.D. as its Director of Clinical Affairs. In this role Dr. Trager will promote Z Trim to the media from a medical and scientific perspective. Dr. Trager has been on many national news programs as a weight health expert and testified to congress on these issues for Tommy Thompson from the Department of Health and Human Services.

Z Trim achieved international recognition at the 2006 (FISA) Food Ingredient South America show held in Brazil. The FISA show is one of the largest food ingredient shows in the world. Z Trim was awarded the most innovative food ingredient of 2006, beating out several inventive entries from some of the world's most prominent food ingredient companies.

The award sparked new interest in Z Trim throughout the industry and led to preliminary testing by several major food companies. One of several positive results now coming out of those tests led Z Trim, through our international marketing partners DKSH, to one of the largest food companies in Brazil. This company makes and markets over 2500 different products from chicken, turkey, pork, and beef, not to mention pasta, margarines and desserts with over 70,000 direct points of sale in Brazil and around 200 foreign clients in the four corners of Europe. The initial order of five tons has been shipped.

With the expected growth in South America, the Company is in preliminary partnership talks with a Brazilian company to build a Z Trim plant in Brazil that proposes high volume manufacturing of Z Trim.

We have completed equipment and procedural modifications to increase efficiency in the Z Trim manufacturing facility and we have also added production areas for Z Trim gel bottling and Appetite Control capsule production. Starting January 6, 2007, the Z Trim manufacturing facility increased its production schedule to 24 hours, 7 days a week. The Company is building inventory to support anticipated future demand.

We have made many additions and changes to our web site recently in order to continue to inform and educate the food industry and the public about the health benefits of and how to use Z Trim. These changes include:

- -     Additional links and information for food industry professionals
- -     A downloadable online Z Trim brochure
- -     A Frequently Asked Questions (FAQ) section
- -     Links to additional recipes and cooking tips
- -     New online instructional "Cooking With Z Trim" videos
- - Educational and entertaining animated features for teachers, students, and parents
- -     Videos with fitness experts Heather Hawk and Nikki Anderson
- -     Updated plant pictures and a video tour of the Z Trim plant
- - Bios of our Expanded Advisory Panel members who have been selected to advise and assist the company in reaching its goals
- -     Quotes about the benefits of Z Trim by Industry Experts
- - New videos and news links covering the Plum Borough, Pennsylvania school district using Z Trim in their school meals program
- - The addition of the downloadable Z Trim Player which will allow people to stay informed of the latest news about Z Trim.
- - The linking of the NATS website directly to the Z Trim product online store to allow visitors to the NATS website to buy Z Trim products

We are working on many exciting projects that include:

- -     Additional ongoing clinical Z Trim research studies
- - Internet traffic to the Nutritional Analysis and Tools System (NATS) website continues to remain strong, allowing us to inform and educate visitors to the website about the benefits of using Z Trim. It also provides the opportunity to market and sell Z Trim products to them as well

RESULTS OF OPERATIONS

YEAR ENDING DECEMBER 31, 2006 COMPARED TO THE YEAR ENDING DECEMBER 31, 2005

Revenues

Revenues increased 17% for the year ended December 31, 2006 from $514,608 for the year ended December 31, 2005 to $601,544, as a result of increase in both product and service revenues. The increase in product revenue was primarily due to increase in Z Trim products sales as well as increased demand by e-tailer customers, as a result of a recovery by the airline industry. The increase in service revenue was primarily due to increase in demand for security training service. The following table provides a breakdown of the revenues for our divisions for the periods indicated:


                                                 Year ended December 31,
                                                  2006           2005
                                                ---------      --------
           Products                             $ 594,383      $510,947
           Services                                 7,161         3,661
                                                ---------      --------
        Total Revenues                          $ 601,544      $514,608
                                                =========      ========

Operating expenses

Operating expenses consist of payroll and related costs, stock option expense, insurance, occupancy expenses, professional fees, and general operating expenses. Total operating expenses increased by $11,198,850 or 225% to $16,173,781 for the year ended December 31, 2006 from $4,974,931 for the year ended December 31, 2005. The increase in operating expenses was primarily due to the change in the accounting treatment for stock option expense, an impairment charge of intangible asset of $341,250, and increase in public and investor relation and payroll expenses.

The stock option expense for the year ended December 31, 2006 was $9,419,028. There was no stock option expense for the year ended December 31, 2005.

Other income

Total other income for the year ended December 31, 2006 was $126,314 compared to expense of $935,218 for the year ended December 31, 2005. The increase from other expense to other income was primarily due to a provision of an uncollectible note receivable of $965,000 in 2005 and the increase in interest income in 2006.

Net loss

The Company incurred a net loss of $16,430,884 for the year ended December 31, 2006 or $0.28 per share, a 172% increase from the net loss of $6,025,585 or $0.13 per share for year ended December 31, 2005. This was due primarily to the implementation of the change in accounting for stock option expense, net of increase in revenues.

YEAR ENDING DECEMBER 31, 2005 COMPARED TO THE YEAR ENDING DECEMBER 31, 2004

Revenues

Revenues decreased 22.6% for the year ended December 31, 2005 from $665,453 for the year ended December 31, 2004 to $514,608, as a result of decrease in both product and service revenues. The decrease in product revenue was primarily due to slower demand in e-tailer customers, as a result of the budget cut in airline and train industry. The decrease in service revenue was primarily due to phasing out of our business consulting service. The following table provides a breakdown of the revenues for our divisions for the periods indicated:


                                                   Year ended December 31,
                                                  2005               2004
                                                ---------          --------
           Products                             $ 510,947          $634,456
           Services                                 3,661            30,997
                                                ---------          --------
        Total Revenues                          $ 514,608          $665,453
                                                =========          ========

Operating expenses

Operating expenses consist of payroll and related costs, insurance, occupancy expenses, professional fees, and general operating expenses. Total operating expenses decreased by $201,697 or 4% to $4,974,931 for the year ended December 31, 2005 from $5,176,628 for the year ended December 31, 2004. The decrease in operating expenses was primarily due to the decrease in legal expense, partially offset by the introduction and promotion of Z-trim products, and the increase in investor and public relation and payroll expenses.

Other income

Total other income for the year ended December 31, 2005 was a deficit of $935,218, compared to $1,002,413 for the year ended December 31, 2004. The decrease in other income was primarily due to a provision of an uncollectible note receivable of $965,000 and the decrease in rental income. Other income for the year ended December 31, 2004 included a settlement of $950,000 received from a former attorney.

Net loss

The Company reported a net loss of $6,025,585 for the year ended December 31, 2005 or $0.13 per share, a 46% increase from the net loss of $4,117,775 or $0.11 per share for year ended December 31, 2004. This was due to a combination of the decrease in revenues, the introduction and promotion of Z-trim products, the increase in investor and public relation expenses, and a provision of an uncollectible note receivable.

LIQUIDITY AND CAPITAL RESOURCES

YEAR ENDING DECEMBER 31, 2006 COMPARED TO THE YEAR ENDING DECEMBER 31, 2005

At December 31, 2006, we had cash and cash equivalents of $696,499, compared to $24,999 at December 31, 2005. The Company raised approximately $5,799,831 in additional equity capital through equity transactions during the year ended December 31, 2006.

Net cash used by operating activities increased by 34% to $4,904,043 for the year ended December 31, 2006 as compared to $3,662,280 for the year ended
December 31, 2005. The increase resulted primarily from our net loss of $16,414,503, adjusted for non-cash items including depreciation and amortization of $661,703, reduction of intangible asset of $341,250, stock option expense of $9,419,028, and non-cash services of $1,902,416, and for the net cash used from the net increases and decreases in assets and liabilities of approximately $813,937.

Net cash used by investing activities was $378,294 for the year ended December 31, 2006, as compared to net cash used by investing activities of $181,186 for the year ended December 31, 2005. The increase was due to additions of property and equipment for our manufacturing plant in current year.

Net cash provided by financing activities was $5,983,837 for the year ended December 31, 2006, as compared to $3,774,717 for the year ended December 31, 2005. Net cash provided by financing activities for the year ended December 31, 2006 was primarily from the proceeds received from the sale of stock, options and warrants exercised and notes receivable for stock subscriptions of $5,984,831. Net cash provided by financing activities for the year ended December 31, 2005 was primarily from the proceeds received from notes receivable for stock subscriptions of $2,350,000 and from sale of our stocks and exercising of options and warrants of $1,453,567.

YEAR ENDING DECEMBER 31, 2005 COMPARED TO THE YEAR ENDING DECEMBER 31, 2004

At December 31, 2005, we had cash and cash equivalents of $24,999, compared to $93,748 at December 31, 2004. The Company has generated approximately $3,803,567 in additional operating capital through equity transactions during the year ended December 31, 2005.

Net cash used by operating activities increased by 243% to $3,662,280 for the year ended December 31, 2005 as compared to $1,067,593 for the year ended
December 31, 2004. The increase resulted primarily from our net loss of $6,025,585, adjusted for non-cash items including depreciation and amortization of $657,081, provision for loan loss of $965,000, and non-cash services of $1,401,233, and for the decrease from the change in liabilities over assets of approximately of $587,021.

Net cash used by investing activities was $181,186 for the year ended December 31, 2005, as compared to net cash used by investing activities of $6,465,265 for the year ended December 31, 2004. The decrease was due to lesser additions of property and equipment for our manufacturing plant in current year.

Net cash provided by financing activities was $3,774,717 for the year ended December 31, 2005, as compared to $6,242,888 for the year ended December 31, 2004. Net cash provided by financing activities for the year ended December 31, 2005 was primarily from the proceeds received from notes receivable for stock subscriptions of $2,350,000 and from sale of our stocks and exercising of options and warrants of $1,453,567. Net cash provided by financing activities for the year ended December 31, 2004 was primarily from sale of our stocks and from exercising of options and warrants of $6,269,840.

To successfully grow the individual segments of our business, we must improve our cash position, and the revenue base of each segment, as well as continue to succeed in our ability to raise additional capital through a combination of public or private equity offerings or strategic alliances. We also depend on certain important employees, and the loss of any of those employees may harm the business and its prospects.

RISK FACTORS

     The following risks are material risks that we face. If any of the following risks occur, the business of the Company and its operating results could be seriously harmed.

WE HAVE A HISTORY OF OPERATING LOSSES AND CANNOT GUARANTEE PROFITABLE OPERATIONS IN THE FUTURE. ANY FAILURE ON OUR PART TO ACHIEVE PROFITABILITY MAY CAUSE US TO REDUCE OR EVENTUALLY CEASE OPERATIONS.

     We reported a net loss of $16,414,503 for the twelve months ending December 31, 2006 and a net loss of $6,025,585 for the twelve months ending December 31, 2005. At December 31, 2006 and 2005, respectively, we reported accumulated deficits of $49,467,918 and $33,053,415. If we continue to incur significant losses our cash reserves may be depleted earlier than currently anticipated, and we may be required to limit our future growth objectives to levels corresponding with our then available cash reserves.

OUR SUCCESS IS DEPENDENT ON MARKET ACCEPTANCE OF OUR PRODUCT.

     We have not conducted, nor have others made available to us, results of market research indicating how much market demand exists for Z Trim, our fat replacement product. We are relying on the current concerns over obesity, weight-health issues, and the rising cost of health care to drive demand for Z Trim in the marketplace. We cannot assure you that we will be able to gain the market acceptance necessary to achieve profitability.

WE MAKE NO PROJECTIONS REGARDING THE VIABILITY OF OUR FAT REPLACEMENT PRODUCT AND WE CANNOT ASSURE YOU THAT WE WILL ACHIEVE THE RESULTS DESCRIBED.

     We make no projection with respect to our future income, assets or business. No expert has reviewed our business plan for accuracy or reasonableness. It is likely that our actual business and results of operations will differ from those presented herein.

WE MAY NEED ADDITIONAL FUNDING AND SUCH FUNDING MAY NOT BE AVAILABLE. IF SUCH FUNDING IS AVAILABLE, IT MAY NOT BE OFFERED ON SATISFACTORY TERMS.

     We may require additional financing to fund ongoing operations if our sales and revenue growth are insufficient to meet our operating costs. Our inability to obtain necessary capital or financing to fund these needs will adversely affect our ability to fund operations and continue as a going concern. Our inability to obtain necessary capital or financing to fund these needs could adversely affect our business, results of operations and financial condition. Additional financing may not be available when needed or may not be available on terms acceptable to us. If adequate funds are not available, we may be required to delay, scale back or eliminate one or more of our business segments, which may affect our overall business results of operations and financial condition.

THE LOSS OF SERVICE OF KEY MANAGEMENT COULD HAVE A NEGATIVE IMPACT ON OUR PERFORMANCE.

     Our success depends to a significant degree upon the performance of our founder and Chief Executive Officer Gregory J. Halpern. The loss of service of Mr. Halpern could have a material adverse effect on our operating performance and viability as a going concern.


OUR MANAGEMENT CURRENTLY BENEFICIALLY OWNS A SIGNIFICANT PERCENTAGE OF OUR COMMON STOCK.

     Ownership of our common stock is concentrated in management. Gregory J. Halpern, our Chairman and Chief Executive Officer, owns 26.3% of our common stock and all of the directors and officers collectively own 41.23%. Holders of our common stock can be out-voted by management in most circumstances and thereby management can control the composition of our board of directors and our policies.


WE MAY EXPAND OUR OPERATIONS BY MAKING ACQUISITIONS WHICH COULD SUBJECT US TO A NUMBER OF OPERATIONAL RISKS.

     In order to grow our business, we may expand our operations by acquiring other businesses in the future. We cannot predict whether or when any acquisitions will occur. Acquisitions commonly involve certain risks, and we cannot assure you that any acquired business will be successfully integrated into our operations or will perform as we expect. Any future acquisitions could involve certain other risks, including the assumption of additional liabilities, potentially dilutive issuances of equity securities and diversion of management's attention from other business concerns We may also enter into joint venture transactions. Joint ventures have the added risk that the other joint venture partners may have economic, business or legal interests or objectives that are inconsistent with our interests and objectives.

OUR INABILITY TO SECURE AND PROTECT OUR INTELLECTUAL PROPERTY MAY RESULT IN COSTLY AND TIME-CONSUMING LITIGATION AND COULD IMPEDE US FROM EVER ATTAINING MARKET SUCCESS.

     We hold several patents as well as copyrights and trademarks with respect to our products and expect to continue to file applications in the future as a means of protecting our intellectual property. In addition, we seek to protect our proprietary information and know-how through the use of trade secrets, confidentiality agreements and other similar security measures. With respect to patents, there can be no assurance that any applications for patent protection will be granted, or, if granted, will offer meaningful protection.

Additionally, there can be no assurance that competitors will not develop, patent or gain access to similar know-how and technology, or reverse engineer our products, or that any confidentiality agreements upon which we rely to protect our trade secrets and other proprietary information will be adequate to protect our proprietary technology. The occurrence of any such events could have a material adverse effect on our results of operations and financial condition.


OUR STOCK PRICE MAY DROP UNEXPECTEDLY DUE TO SHORT SELLING OF OUR COMMON STOCK IN THE MARKET.

Regulation SHO began on January 3, 2005 and was adopted to update short sale regulation in light of numerous market developments since short sale regulation was first adopted in 1938. We have experienced and may continue to experience unexpected declines in our stock price due to manipulation of the market by individuals who profit by short selling our common stock. Short selling occurs when an individual borrows shares from an investor through a broker and then sells those borrowed shares at the current market price. The "short seller" profits when the stock price falls because he or she can repurchase the stock at a lower price and pay back the person from whom he or she borrowed, thereby making a profit. We cannot assure you that short sellers will not continue to drive the stock price down in the future, causing decline in the value of your investment.

THE FLUCTUATION IN OUR STOCK PRICE MAY RESULT IN A DECLINE IN THE VALUE OF YOUR INVESTMENT.

     The price of our common stock may fluctuate widely, depending upon many factors, including the differences between our actual financial and operating results and those expected by investors and analysts, changes in analysts' recommendations or projections, short selling of our stock in the market, changes in general economic or market conditions and broad market fluctuations. Companies that experience volatility in the market price of their securities often are subject to securities class action litigation. This type of litigation, if instituted against us, could result in substantial costs and divert management's attention and resources away from our business.

ITEM 7.  FINANCIAL STATEMENTS

     See consolidated financial statements starting on page F-1 and the related footnotes thereto.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

ITEM 8A. CONTROLS AND PROCEDURES.

     Our Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures (as defined pursuant to Rule 13a-15(e) or 15d-15(e) under the Securities Exchange Act of 1934), based on their evaluation of such controls and procedures as of the end of the period covered by this report, are effective to ensure that information required to be disclosed by us in the reports it files under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission and that such information is accumulated and communicated to our management, including its Chief Executive officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

     There have been no changes in our internal controls over financial reporting identified in connection with management's evaluation that occurred during our last fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.


                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a)OF THE ACT.


         AGE              NAME                               POSITION
         ---              ----                               --------

         48          Gregory J. Halpern               Chief Executive Officer
                                                      and Chairman of the
                                                      Board of Directors

         51          Steve J. Cohen                   Director and President


         54          Michael J. Theriault             Chief Operating Officer

         56          Dana L. Dabney                   Director, Secretary and
                                                      Chief Financial Officer

         54          Steve H. Salgan                  Director

         54          Stanford J. Levin                Director

         57          Alan G. Orlowsky                 Director



     GREGORY J. HALPERN. Since founding Z Trim Holdings, Inc. in 1994, Mr. Halpern has served as its Chairman and Chief Executive Officer. From May 1994 until March 1999, Mr. Halpern also served as our President. Mr. Halpern has over 25 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and founded Health Imaging Corporation to distribute the application to the healthcare delivery market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Mr. Halpern has served as an officer and director of PPI Capital since its inception in 1984.

     STEVE J. COHEN. Mr. Cohen has been employed by Z Trim since 2002 when he was hired as its director of investor relations. He was promoted to Vice President of Corporate Development in 2003. Prior to joining Z Trim, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various trading pit and back office positions. Mr. Cohen attended college at the University of Illinois and Oakton Community College.

     MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., where he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

     DANA L. DABNEY. Mr. Dabney has been a member of our board of directors, and has held various offices, including vice president of sales and marketing and secretary, since January 1997. Currently Mr. Dabney serves as the Company's Chief Financial Officer. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

     STEVE H. SALGAN, M.D. Dr. Salgan has been member of our board of directors since March 2000. Since January 1998, Dr. Salgan has been president of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

     STANFORD J. LEVIN. Mr. Levin has been a member of our board of directors since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations.

     ALAN G. ORLOWSKY, J.D., C.P.A. has been a member of our board of directors since January 2004. Mr. Orlowsky has been the president of A.G Orlowsky, Ltd, a law firm specializing in tax, financial, and estate planning services since 1980. Alan worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois University School of Business and Loyola University of Chicago School of Business.

     The term of office of each director expires at each annual meeting of stockholders and upon the election and qualification of his successor. There are no arrangements with any director or officer regarding their election or appointment. There is no family relationship between any of our directors or executive officers.

AUDIT COMMITTEE

     The Board of Directors has an Audit Committee composed of three directors, Steve H. Salgan, Stanford J. Levin and Alan G. Orlowsky, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission. The Board of Directors has determined that Alan G. Orlowsky qualifies as an "audit committee financial expert" under SEC rules. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

COMPENSATION OF DIRECTORS

Our directors currently do not receive, and have not received, any cash compensation for serving on our board, but are eligible to receive options and restricted shares and units of our common stock under our 2004 Stock Incentive Plan. In 2006, Mr. Gregory J. Halpern received 800,000 options, Mr. Dana L. Dabney received 600,000 options, Mr. Steve J. Cohen received 600,000 options, Mr. Steven H. Salgan received 250,000 options, Mr. Stanford J. Levin received 250,000 options and Mr. Alan G. Orlowsky received 300,000 options.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of our equity securities ("Reporting Persons") to file certain reports with the Securities and Exchange Commission with respect to ownership and changes in ownership of our common stock and other equity securities ("Section 16 Reports"). The Reporting Persons are required by regulation to furnish us with copies of all Section 16 Reports they file.

CODE OF ETHICS

     We have adopted a code of ethics, known as our Code of Ethics and Business Conduct, that applies to all employees. This code of ethics can be found on our website at www.ztrim.com. Stockholders may also obtain a copy of the Code of Ethics and Business Conduct by submitting a request for such copy to Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.

ITEM 10. EXECUTIVE COMPENSATION.

     The following table summarizes the compensation earned in the fiscal years ended December 31, 2004, 2005 and 2006 by our chief executive officer and the other four most highly paid executive officers whose total salary and bonus awards exceeded $100,000 for the fiscal year ended December 31, 2006. In this document, we refer to these individuals as our "named executive officers."

                           SUMMARY COMPENSATION TABLE
                             LONG-TERM COMPENSATION

                                ANNUAL COMPENSATION              AWARDS
SHARES
NAME AND PRINCIPAL                                OTHER        UNDERLYING   RESTRICTED
POSITION                YEAR  SALARY    BONUS  COMPENSATION    OPTIONS     STOCK AWARDS
Gregory J. Halpern      2006  $142,537  $ --       $--          800,000        $--
Chairman and            2005  $119,711  $ --       $--        1,000,000        $--
Chief Executive Officer 2004  $ 86,200  $ --       $--        1,230,000        $--

Steve J. Cohen          2006  $132,175  $ --       $--          600.000        $--
Director and President

Dana L Dabney           2006  $115,386  $ --       $--          600,000        $--
Director and
Chief Financial Officer

Michael J. Theriault    2006  $ 99,200  $ --       $--          600,000        $--
Chief Operating Officer


OPTION GRANTS

     The following table contains information concerning the grant of options to purchase shares of our common stock to each of the named executive officers during the fiscal year ended December 31, 2006. The percentage of total options granted to employees set forth below is based on an aggregate of 10,526,337 shares subject to options granted in 2006. All options are fully vested and exercisable.



                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS
-----------------------------------------------------------------------
                                  PERCENT OF
                    NUMBER OF      TOTAL
                    SECURITIES    OPTIONS
                    UNDERLYING     GRANTED   TO EXERCISE OR
                     OPTIONS      EMPLOYEES    BASE PRICE   EXPIRATION
NAME                 GRANTED       IN 2006      ($/SHARE)     DATE
-----------------------------------------------------------------------
Gregory J. Halpern   800,000        7.6%        $1.17        8/14/09
Steve J. Cohen       600,000        5.7%        $1.06        8/14/09
Dana L. Dabney       600,000        5.7%        $1.06        8/14/09
Michael J. Theriault 600,000        5.7%        $1.06        8/14/09

      OPTIONS EXERCISED DURING 2006 AND OPTIONS VALUES AT DECEMBER 31, 2006

     The following table contains information regarding options exercised during 2006 and unexercised options held at December 31, 2006, by the named executive officers. All of the unexercised options are exercisable.

                            EXERCISED AND UNEXERCISED
                                OPTIONS FOR 2006

                                              IN-THE-MONEY     OUT-OF-MONEY
                                               OPTIONS AT        OPTIONS
                       SHARES               DECEMBER 31,2006  DECEMBER 31, 2006
                     AQUIRED ON     VALUE     EXERCISABLE/     EXERCISABLE/
NAME                  EXERCISE     REALIZED   UNEXERCISABLE    UNEXERCISABLE
Gregory J. Halpern       0           $--        2,848,182            -
Steve J. Cohen           0           $--        1,334,309            -
Dana L. Dabney           0           $--        1,935,000            -
Michael J. Theriault     0           $--        1,755,000            -


ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

     The following table sets forth information regarding the beneficial ownership of our common stock as of March 27, 2006, by the following individuals, entities or groups:

     o each person or entity who we know beneficially owns more than five percent of our outstanding common stock;

     o    each of the named executive officers;

     o    each director and nominee; and

     o    all directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or convertible or will become exercisable or convertible within 60 days after March 27, 2006 are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     Applicable percentage ownership in the following table is based on 63,571,763 shares of common stock outstanding as of March 27, 2006. Unless otherwise indicated, the address for each stockholder listed in the table is c/o Z Trim Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060.


                                                                  PERCENTAGE OF
                                            NUMBER OF SHARES          SHARES
NAME OF                                      BENEFICIALLY          BENEFICIALLY
BENEFICIAL OWNER                                 OWNED                OWNED
----------------                             ------------        ---------------

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Gregory J. Halpern(1)                           16,746,282            26.30%
Steve J. Cohen(2)                                1,349,309             2.12%
Dana L. Dabney(3)                                3,593,000             5.65%
Michael J. Theriault (4)                         1,974,000             3.11%
Stan J. Levin(5)                                   703,300             1.10%
Steven H. Salgan(6)                              1,076,915             1.69%
Alan G. Orlowsky(7)                                770,900             1.21%
Total of all Directors and Executive Officers   26,213,706            41.23%

-----------------------

(1) Includes 2,848,182 options exercisable within 60 days of March 27, 2007.

(2) Includes 1,334,309 options exercisable within 60 days of March 27, 2007.

(3) Includes 1,935,000 options exercisable within 60 days of March 27, 2007.

(4) Includes 1,755,000 options exercisable within 60 days of March 27, 2007.

(5) Includes   575,000 options exercisable within 60 days of March 27, 2007.

(6) Includes   475,000 options exercisable within 60 days of March 27, 2007.

(7) Includes   720,000 options exercisable within 60 days of March 27, 2007.

ITEM  12.  CERTAIN   RELATIONSHIPS  AND  RELATED   TRANSACTIONS,   AND  DIRECTOR
INDEPENDENCE.


The Company's independent directors are Stan J. Levin, Steven H. Salgan and Alan
G. Orlowsky. In compliance with the small business exception under the American Stock Exchange's rules for director independence, 50% of the Company's directors are independent.


ITEM 13.  EXHIBIT LIST AND REPORTS ON FORM 8-K.

EXHIBIT  DESCRIPTION
NO.
3.1 Articles of Incorporation of Z Trim Holdings, Inc. [Incorporated by reference to Exhibit 2.1 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

3.2     Bylaws of Z Trim Holdings,  Inc.  [Incorporated  by reference to Exhibit
        2.2 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

3.3 Amendment to Articles of Incorporation of Z Trim Holdings, Inc. filed on June 25, 2004 [Incorporated by reference to Exhibit 3.3 to Z Trim's Form 10-QSB filed on August 16, 2004]

4.1     Specimen  Certificate  for common  stock  [Incorporated  by reference to
        Exhibit  3.1 to Z Trim's Form  10-SB,  as  amended,  filed on August 21,
        2000]

4.2 Form of Subscription Agreement [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

4.3 Form of Warrant to Purchase Common Stock [Incorporated by reference to Z Trim's Form 8-K filed on March 30, 2006]

4.4 Form of Registration Rights Agreement [Incorporated by reference to Z Trim's Form 8-K filed on March 30, 2006]

4.5*    Form of Subscription Agreement

4.6*    Form of Warrant to Purchase Common Stock

4.7*    Form of Registration Rights Agreement

10.1*   Gregory J. Halpern Employment Agreement, dated January 2, 2007

10.2*   Michael Theriault Employment Agreement, dated January 2, 2007

10.3*   Dana Dabney Employment Agreement, dated January 2, 2007

10.5 Z Trim Holdings, Inc. 2004 Equity Incentive Plan [Incorporated by reference to Exhibit 10.5 to Circle Group's Form S-3 filed on June 25, 2004]

10.6 Industrial Lease Agreement between CLO Enterprises and Z Trim Holdings, Inc., dated May 20, 1999 [Incorporated by reference to Exhibit 6.6 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

10.7 Industrial Lease Agreement between CLO Enterprises and Z Trim Holdings, Inc., dated June 18, 1999 [Incorporated by reference to Exhibit 6.7 to Circle Group's Form 10-SB, as a amended, filed on August 21, 2000]

10.8 Promissory Note, Dated November 30, 2002, delivered by Z Trim Holdings, Inc. in favor of Edward L. Halpern [Incorporated by reference to Exhibit
        6.11 to Circle Group's 10-KSB filed on April 14, 2003]

10.9 Letter Agreement between Circle Group Holdings, Inc. and George Foreman Enterprises, Inc. dated November 23, 2005 [Incorporated by reference to Z Trim's Form 8-K filed on November 29, 2005]

10.10*  Steve Cohen Employment Agreement, dated January 2, 2007

14*     Code of Ethics

21*     Subsidiaries

23.1*   Consent of Spector & Wong LLP

31.1* Statement Under Oath of Principal Executive Officer of the Company Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

31.2* Statement Under Oath of Principal Financial Officer of the Company Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

32.1* Statement Under Oath of Principal Executive Officer of the Company Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

32.2* Statement Under Oath of Principal Financial Officer of the Company Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

----------------------
*Filed herewith

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The following is a summary of the fees billed to us by Spector & Wong, LLP for professional services rendered for the fiscal year ended December 31, 2006 and December 31, 2005, respectively:

              FEE CATEGORY                2006              2005
         -------------------------- ----------------- -----------------

         -------------------------- ----------------- -----------------
         Audit Fees(1)                   $40,000           $37,000
         -------------------------- ----------------- -----------------
         Audit-Related Fees(2)           $45,500           $45,500
         -------------------------- ----------------- -----------------
         Tax Fees(3)                        --              --
         -------------------------- ----------------- -----------------
         All Other Fees(4)                  --              --
         -------------------------- ----------------- -----------------
         Total Fees                      $85,500           $82,500
         -------------------------- ----------------- -----------------

----------------------

(1) Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and for reviews of the interim financial statements included in our quarterly reports on Form 10-QSB.

(2) Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents and consultations on other financial accounting and reporting related matters.

(3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4) All Other Fees consist of fees billed for all other services.

PRE-APPROVAL POLICY

     Our Audit Committee Charter provides that the Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Committee prior to the completion of the service. The Committee may also form and delegate authority to sub-committees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. In accordance with the pre-approval policy, the Audit Committee has approved certain specified audit and non-audit services to be provided by Spector & Wong LLP for up to twelve (12) months from the date of the pre-approval. Any additional services to be provided by our independent auditors following such pre-approval requires the additional pre-approval of the Audit Committee.

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized as of April 2, 2007.

                                Z TRIM HOLDINGS, INC.

                                By: /s/ Gregory J. Halpern
                                --------------------------
                                Gregory J. Halpern
                                Chairman of the Board, and
                                Chief Executive Officer

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities as of April 2, 2007.


/S/GREGORY J. HALPERN
----------------------
Gregory J. Halpern
Director and Chief Executive Officer
(principal executive officer)

/S/ DANA L. DABNEY
--------------------
Dana L. Dabney
Director, Chief Financial Officer and
Vice President (principal financial
or accounting officer)

/S/ STEVE J. COHEN
----------------------
Steve J. Cohen
Director and President

/S/ STEVE H. SALGAN
---------------------
Steve H. Salgan
Director

/S/ STANFORD J. LEVIN
----------------------
Stanford J. Levin
Director

/S/ ALAN G. ORLOWSKY
----------------------
Alan G. Orlowsky
Director

                                INDEX OF EXHIBITS

EXHIBIT NO.                       DESCRIPTION

3.1 Articles of Incorporation of Z Trim Holdings, Inc. [Incorporated by reference to Exhibit 2.1 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

3.2     Bylaws of Z Trim Holdings,  Inc.  [Incorporated  by reference to Exhibit
        2.2 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

3.3 Amendment to Articles of Incorporation of Z Trim Holdings, Inc. filed on June 25, 2004 Incorporated by reference to Exhibit 3.3 to Z Trim's Form 10-QSB filed on August 16, 2004]

4.1     Specimen  Certificate  for common  stock  [Incorporated  by reference to
        Exhibit  3.1 to Z Trim's Form  10-SB,  as  amended,  filed on August 21,
        2000]

4.2 Form of Subscription Agreement [Incorporated by reference to Circle Group's Form 8-K filed on March 30, 2006]

4.3 Form of Warrant to Purchase Common Stock [Incorporated by reference to Z Trim's Form 8-K filed on March 30, 2006]

4.4 Form of Registration Rights Agreement [Incorporated by reference to Z Trim's Form 8-K filed on March 30, 2006]

4.5*    Form of Subscription Agreement

4.6*    Form of Warrant to Purchase Common Stock

4.7*    Form of Registration Rights Agreement

10.1*   Gregory J. Halpern Employment Agreement, dated January 2, 2007

10.2*   Michael Theriault Employment Agreement, dated January 2, 2007

10.3*   Dana Dabney Employment Agreement, dated January 2, 2007

10.5 Z Trim Holdings, Inc. 2004 Equity Incentive Plan [Incorporated by reference to Exhibit 10.5 to Circle Group's Form S-3 filed on June 25, 2004]

10.6 Industrial Lease Agreement between CLO Enterprises and Z Trim Holdings, Inc., dated May 20, 1999 [Incorporated by reference to Exhibit 6.6 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

10.7 Industrial Lease Agreement between CLO Enterprises and Z Trim Holdings, Inc., dated June 18, 1999 [Incorporated by reference to Exhibit 6.7 to Z Trim's Form 10-SB, as amended, filed on August 21, 2000]

10.8 Promissory Note, Dated November 30, 2002, delivered by Z Trim Holdings, Inc. in favor of Edward L. Halpern Incorporated by reference to Exhibit
        6.11 to Z Trim's 10-KSB filed on April 14, 2003]

10.9 Letter Agreement between Circle Group Holdings, Inc. and George Foreman Enterprises, Inc. dated November 23, 2005 [Incorporated by reference to Z Trim's Form 8-K filed on November 29, 2005]

10.10*  Steve Cohen Employment Agreement, dated January 2, 2007


14*     Code of Ethics

21*     Subsidiaries

23.1*   Consent of Spector & Wong LLP

31.1* Statement Under Oath of Principal Executive Officer of Z Trim Holdings, Inc. Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

31.2* Statement Under Oath of Principal Financial Officer of Z Trim Holdings, Inc. Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

32.1* Statement Under Oath of Principal Executive Officer of Z Trim Holdings, Inc. Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

32.2* Statement Under Oath of Principal Financial Officer of Z Trim Holdings, Inc. Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

-----------------------
*Filed herewith

                          INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
                                                                          ----

Report of Independent Auditors.........................................   F-2

Consolidated Balance Sheets............................................   F-3

Consolidated Statements of Operations..................................   F-4

Consolidated Statements of Stockholders'
Equity (Deficit) and Comprehensive Income (Loss).......................   F-5

Consolidated Statements of Cash Flows..................................   F-6

Notes to Consolidated Financial Statements.............................   F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of Z Trim Holdings, Inc.


We have audited the accompanying consolidated balance sheets of Z Trim Holdings, Inc. as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Z Trim Holdings, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principals generally accepted in the Unites States of America.


/s/ Spector & Wong, LLP
-------------------------
Spector & Wong LLP
Passadena, California
March 30, 2007

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

DECEMBER 31
-------------------------------------------------------------------------------------------------

                                     ASSETS
  Current Assets                                                   2006                 2005
                                                             --------------         -------------
     Cash and cash equivalents                               $      696,499         $      24,999
      Accounts receivable, net of allowance for doubtful
      accounts of $0 for 2006 and 2005                               71,176                60,446
  Inventory                                                         219,605                98,787
  Prepaid expenses and other assets                                  94,417                85,670
                                                             --------------         --------------
   Total current assets                                           1,081,697               269,902
                                                             --------------         --------------
 Property and equipment, net                                      6,263,050             6,512,126
                                                             --------------         --------------
 Other Assets                                                       153,334               528,917
  Intangible assets, net
  Deposits                                                           11,103                11,103
                                                             --------------         --------------
   Total other assets                                               164,437               540,020
                                                             --------------         --------------
               TOTAL ASSETS                                  $    7,509,184         $   7,322,048
                                                             --------------         --------------

                 See notes to consolidated financial statements


Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

DECEMBER 31
--------------------------------------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                              2006                  2005
                                                                        ---------------        ---------------
   Current Liabilities
   Accounts payable                                                    $        419,318        $       892,596
  Accrued expenses                                                              162,500                346,483
  Capital lease obligations                                                      14,074                 30,994
                                                                        ---------------        ---------------
Total current liabilities                                                       595,892              1,270,073
 Long-Term Liabilities,
  Capital lease obligations                                                           -                 14,074
                                                                        ---------------        ---------------
TOTAL LIABILITIES                                                               595,892              1,284,147
                                                                        ---------------        ---------------
 Stockholders' Equity
  Common stock, $0.00005 par value; authorized 200,000,000 shares;
issued and outstanding 61,984,484 shares                                          3,096                  2,503
  Common stock to be issued                                                           -                     22
  Additional paid-in capital                                                 56,507,834             39,542,378
  Unamortized expenses                                                         (113,339)              (257,318)
  Notes receivable for issuance of stock, net                                         -               (185,000)
  Accumulated Deficit                                                       (49,484,299)           (33,053,415)
  Treasury stock, at cost                                                             -                (11,269)
                                                                        ---------------        ---------------
TOTAL STOCKHOLDERS' EQUITY                                                    6,913,292              6,037,901
                                                                        ---------------        ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $     7,509,184        $     7,322,048
                                                                        ---------------        ---------------

                 See notes to consolidated financial statements

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------------------------------------



     For the years ended December 31,                                         2006                 2005
--------------------------------------------------------------------------------------------------------------
     REVENUES:                                                          $       594,383        $      510,947
      Products
      Services                                                                    7,161                 3,661
--------------------------------------------------------------------------------------------------------------
       Total revenues                                                           601,544               514,608
--------------------------------------------------------------------------------------------------------------
     COST OF REVENUES:                                                          984,961               679,425
      Products
      Services                                                                        -                23,607
--------------------------------------------------------------------------------------------------------------
       Total cost of revenues                                                   984,961               703,032
--------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES:                                                      6,379,170             4,940,598
      Selling, general and administrative
      Stock option expense                                                    9,419,028                     -
      Reduction of intangible assets                                            341,250                     -
      Amortization of intangible assets                                          34,333                34,333
--------------------------------------------------------------------------------------------------------------
       Total operating expenses                                              16,173,781             4,974,931
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     OPERATING LOSS                                                         (16,557,198)           (5,163,355)
--------------------------------------------------------------------------------------------------------------
     OTHER INCOME (EXPENSES):                                                    42,000                45,355
      Rental and other income
      Interest income                                                            90,873                 4,425
      Provision for loan loss                                                         -             (965,000)
      Settlment gain                                                              7,500                     -
      Interest expense                                                          (14,059)              (19,998)
--------------------------------------------------------------------------------------------------------------
       Total other income (expenses)                                            126,314             (935,218)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     NET LOSS BEFORE MINORITY INTEREST                                  $   (16,430,884)     $     (6,098,573)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Minority interest in subsidiaries' loss                                          -                72,988
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     NET LOSS                                                           $   (16,430,884)     $     (6,025,585)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Net Loss per Share - Basic and Diluted                             $         (0.28)     $          (0.13)
--------------------------------------------------------------------------------------------------------------
     Weighted Average Number of Shares                                       59,635,899            46,653,242


                 See notes to consolidated financial statements

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Common
                                                    Stock and                     Notes
                                     Shares of     Additional                  Receivable
                                      Common         Paid-in     Unamortized   issued for    Accumulated    Treasury
                                       Stock         Capital       Expenses       Stock        Deficit       Stock        Total
-----------------------------------------------------------------------------------------------------------------------------------
   Balance at December 31, 2004      44,396,469  $  38,187,646  $(1,849,589) $ (3,465,000) $ (27,027,830) $   (11,269) $  5,833,958

Stock issued for services               730,737        612,077     (484,840)                                                127,237
Stock issued for cash                 1,187,500        525,000                                                              525,000
Stock issued for equipment              149,265        186,582                                                              186,582
Exercise of stock warrants and optio  2,452,811      1,146,427                    (35,000)                                1,111,427
Warrants issued for services                            51,200      (51,200)                                                      -
Proceeds from notes receivable                                                  2,350,000                                 2,350,000
Reserve for uncollectible notes receivable                                        965,000                                   965,000
Exchange of stock to eliminate
minority interest                     1,100,000       (151,854)                                                            (151,854)
Amortization of services                            (1,012,175)   2,128,311                                               1,116,136
Net loss                                                                                      (6,025,585)                (6,025,585)
-----------------------------------------------------------------------------------------------------------------------------------
   Balance at December 31, 2005      50,016,782  $  39,544,903  $  (257,318) $   (185,000) $ (33,053,415) $   (11,269) $  6,037,901

Stock issued for services             1,356,871      1,312,731     (744,600)                                               568,131
Stock issued for cash                 9,487,304      5,156,433                                                           5,156,433
Exercise of stock warrants and option 1,123,527        652,025                                                             652,025
Warrants issued for services                           437,079     (437,079)                                                     -
Proceeds from notes receivable                                                    185,000                                  185,000
Stock options issued expense                         9,419,028                                                           9,419,028
Amortization of services                                          1,325,658                                              1,325,658
Treasury stock retired                                 (11,269)                                                11,269           -
Net loss                                                                                     (16,430,884)              (16,430,884)
-----------------------------------------------------------------------------------------------------------------------------------
   Balance at December 31, 2006      61,984,484  $  56,510,930  $  (113,339) $          -  $ (49,484,299) $         -  $ 6,913,292
-----------------------------------------------------------------------------------------------------------------------------------

                 See notes to consolidated financial statements

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31,                                                2006                    2005
-----------------------------------------------------------------------------------------       ----------------
Cash Flows From Operating Activities:                                       $(16,430,884)          $ (6,025,585)
Net loss
Adjustments to reconcile net loss to net cash used in operations:
Minority deficit                                                                      --                (72,988)
Depreciation and amortization                                                    661,707                657,081
Issuance of common stocks and warrants for services                              576,758                285,097
Amortization of noncash expenses                                               1,325,658              1,116,136
Provision for uncollectible loan loss                                                 --                965,000
Reduction of intangible assets                                                   341,250                     --
Stock option expense                                                           9,419,028                     --
(Increase) decrease in:
Accounts receivable                                                              (10,730)                26,019
Inventory                                                                       (120,818)                16,955
Prepaid expenses and other assets                                                 (8,747)                14,878
Decrease in:
Accounts payable and accrued expenses                                           (657,261)              (644,873)
                                                                            ------------           ------------
Cash flows used in operating activities                                       (4,904,039)            (3,662,280)
                                                                            ------------           ------------
Cash Flows From Investing Activities:                                           (378,298)              (181,186)
Purchase of property and equipment                                          ------------           ------------
Cash flows used in investing activities                                         (378,298)              (181,186)
                                                                            ------------           ------------
Cash Flows From Financing Activities:                                          5,156,433                525,000
Net proceeds from sales of stock
Exercise of options and warrants                                                 643,398                928,567
Net payments on capital lease obligations                                        (30,994)               (28,850)
Proceeds from stock subscription receviable                                           --              2,350,000
Decrease in note receivable for stock                                            185,000                     --
                                                                            ------------           ------------
Cash flows provided by financing activities                                    5,953,837              3,774,717
                                                                            ------------           ------------
Net increase in cash and cash equivalents                                        (68,749)               671,500
Cash and cash equivalents, at beginning of period                                 24,999                 93,748
                                                                            ------------           ------------
Cash and cash equivalents, at end of period                                 $    696,499           $     24,999
                                                                            ------------           ------------

Supplemental Disclosures of Cash Flow Information:
Interest paid                                                               $     14,059           $     16,463
Supplemental schedule of noncash investing and financing activities:                  --
Issuance of common stock and warrants for services                          $  1,758,437                      $
Stock subscriptions and notes receivable incurred for issuance of stock     $         --           $     35,000
Retirement of treasury stock                                                $     11,269           $         --
Shares to be retired for unamortized expenses                               $         --           $  1,012,175
Exchange of common stock to eliminate minority interest                     $         --           $   (151,854)
Issuance of common stock for liabilities incurred for equipment purchases   $         --           $    186,582
Issuance of credit memos for liabilities incurred for equipment purchases   $         --           $     32,865


                 See notes to consolidated financial statements

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS
--------------------------

Nature of Business
------------------

In 2005, Z Trim Holdings, Inc. (formerly Circle Group Holdings, Inc., the "Company") refined its direction from a pioneer of emerging technology companies where it provided small business infrastructure, funding and substantial intellectual capital to bring important and timely life-changing technologies to the marketplace through all phases of the commercialization process, to a company that will focus its resources primarily on the manufacture, marketing and sale of Z Trim, its zero calorie fat substitute and other Z Trim related products. The company will continue exploring all available options for its other non Z Trim technologies and related assets.

The Company has participated in several public and private offerings and has expanded its business. In 2002, the Company acquired FiberGel Technologies, Inc. ("FiberGel"), which owns an exclusive license to Z Trim, an all-natural, agriculture-based fat replacement. The Company reorganized its business units into three reportable segments: food product development, personal safety training and products and e-tailer.

The Company operates through its FiberGel Technologies, Inc., The Brave Way Training Systems, Inc., On-Line Bedding Corp., and Z-Amaize Technologies, Inc. divisions.

NOTE 2 - SUMMARY OF SIGNIFICANT  ACCOUNTING  POLICIES
-----------------------------------------------------

Principle of Consolidation and Presentation
--------------------------------------------

The accompanying consolidated financial statements include the accounts of Z Trim Holdings, Inc. and its subsidiaries after elimination of all intercompany accounts and transactions. Certain prior period balances have been reclassified to conform to the current period presentation.

Use of Estimates
-----------------

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States (U.S. GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition
-------------------

The Company generally recognizes product revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable. In instances where the final acceptance of the product is specified by the customer, revenue is deferred until all acceptance criteria have been met. No provisions were established for estimated product returns and allowances based on the Company's historical experience.

Allowance for doubtful accounts
-------------------------------

Management of the Company makes judgments as to its ability to collect outstanding receivables and provide allowances for the portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all significant outstanding invoices. For those invoices not specifically reviewed, provisions are provided at differing rates, based upon the age of the receivable. In determining these percentages, management analyzes its historical collection experience and current economic trends. If the historical data the Company uses to calculate the allowance for doubtful accounts does not reflect the future ability to collect outstanding receivables, additional provisions for doubtful accounts may be needed and the future results of operations could be materially affected. As of December 31, 2006 and 2005, no allowance for doubtful accounts was provided as management believes that all accounts as of those dates are fully collectible.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

Cash and cash equivalents
-------------------------

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Fair value of financial instruments
------------------------------------

All financial instruments are carried at amounts that approximate estimated fair value. Concentrations Cash and cash equivalents are maintained with several financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and therefore bear minimal risk.

Inventory
-----------

Inventory consist of raw materials, finished goods and packaging and displays and are stated at the lower of cost or market, using the first-in, first-out method.

Property and equipment
-----------------------

Property and equipment are stated at cost. Maintenance and repair costs are expensed as incurred. Depreciation is calculated on the accelerated and straight-line methods over the estimated useful lives of the assets. Estimated useful lives of five to ten years are used for machinery and equipment, office equipment and furniture, and automobile. Estimated useful lives of up to five years are used for computer equipment and related software. Depreciation and amortization of leasehold improvements are computed using the term of the lease.

Intangible assets
------------------

Intangible   assets  are  carried  at  the  purchased   cost  less   accumulated
amortization. Amortization is computed over the estimated useful lives of the respective assets, generally from fifteen to twenty years.

Impairment of Long-Lived Assets
-------------------------------

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstance indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value costs to sell.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)
------------------------------------------------------------------

Income (Loss) Per Common Share
------------------------------

Basic net income (loss) per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares outstanding and, when, diluted, potential shares from options and warrants to purchase common stock using the treasury stock method. Diluted net loss per common share does not differ from basic net loss per common share since potential shares of common stock are anti-dilutive for all periods presented.

Income taxes
------------

The Company and its subsidiaries are included in the consolidated federal income tax return filed by the Parent. Federal income taxes are calculated as if the companies filed on a separate return basis, and the amount of current tax expense or benefit calculated is either remitted to or received from the Parent. The amount of current and deferred taxes payable or refundable is recognized as of the date of the financial statements, utilizing currently enacted tax laws and rates. Deferred tax expenses or benefits are recognized in the financial statements for the changes in deferred tax liabilities or assets between years.

Advertising costs
-----------------

The Company expenses all advertising costs as incurred.

Stock Based Compensation
------------------------

Prior to January 1, 2006, the Company's stock option plans were accounted for under the recognition and measurement provisions of APB Opinion No. 25 ("Opinion 25"), Accounting for Stock Issued to Employees, and related Interpretations, as permitted by FASB Financial Accounting Standards ("FAS") Statement No. 123, Accounting for Stock-Based Compensation (as amended by FAS No. 148, Accounting for Stock-Based Compensation Transition and Disclosure) (collectively FAS 123). No stock-based employee compensation cost was recognized in the Company's consolidated statements of operations through December 31, 2005, as all options granted under the plans had an exercise price equal to the market value of the underlying common stock on the date of grant. Effective January 1, 2006, the Company adopted the fair value recognition provisions of FASB Statement No.
123(R),       Share-Based      Payment      (FAS      123R),      using      the
modified-prospective-transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006 based on the grant date fair value calculated in accordance with the original provisions of FAS 123, and (b) compensation cost for all share-based payments granted subsequent to December 31, 2005, based on the grant-date fair value estimated in accordance with the provisions of FAS 123(R).

During the year ended December 31, 2006, as a result of adopting FAS 123(R) on January 1, 2006, the Company recognized pre-tax compensation expense related to stock options of $9,419,028, which included an additional charge of $1,199,402 from the modification of 1,620,000 out-of-money options. The Company reduced the exercise price ranging between $2.00 and $4.61 to $1.06 which was the closing market price on date of approval, and extended two more years from the original expiration dates. The following table illustrates the effect on net loss and net loss per share if the Company had applied the fair value recognition provisions of FAS 123 to options granted under the Company's stock option plan for the year ended December 31, 2005. For purposes of this pro forma disclosure, the value of the options is estimated using the Black-Scholes option-pricing model and is being amortized to expense over the options' vesting periods.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
----------------------------------------------------------------

                                                             2005
 ----------------------------------------------------------------------
  Net loss, as reported                                  $  (6,025,585)
 Deduct: Total stock-based employee compensation
 expense determined under the fair value of awards
 net of tax related effects                                  2,597,883
                                                         --------------
 Pro forma net loss                                      $  (8,623,468)
                                                         --------------
 Reported net loss per share-basic and diluted           $       (0.13)
                                                         --------------
  Pro forma net loss per share-basic and diluted         $       (0.18)
                                                         --------------



New Accounting Pronouncements
------------------------------

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, ("FIN 48"). This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material impact on its consolidated financial statements.

In September 2006, the FASB issued Financial Accounting Standards ("FAS") No. 157, Fair Value Measurements. FAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addresses how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of the statement will change current practice. FAS No. 157 is effective for the Company beginning January 1, 2008. The Company is currently evaluating the impact of this standard.

In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108 ("SAB 108"), Considering the Efects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. The stated purpose of SAB 108 is to provide consistency between how registrants quantify financial statement misstatements.

Prior to the issuance of SAB 108, there have been two widely-used methods, known as the "roll-over" and "iron curtain" methods, of quantifying the effects of financial statement misstatements. The roll-over method quantifies the amount by which the current year income statement is misstated while the iron curtain method quantifies the error as the cumulative amount by which the current year balance sheet is misstated. Neither of these methods considers the impact of misstatements on the financial statements as a whole.

SAB 108 established an approach that requires quantification of financial statement misstatements based on the effects of the misstatement on each of the Company's financial statements and the related financial statement disclosures. This approach is referred to as the "dual approach" as it requires quantification of errors under both the roll-over and iron curtain methods.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------------------

SAB 108 allows registrants to initially apply the dual approach by either retroactively adjusting prior financial statements as if the dual approach had always been used, or by recording the cumulative effect of initially applying the dual approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment recorded to the opening balance of retained earnings.

The Company will initially apply SAB 108 using the cumulative effect transition method in connection with the preparation of the annual financial statements for the year ending December 31, 2006. The Company does not believe the adoption of SAB 108 will have a significant effect on its consolidated financial statements.

The FASB has also issued FAS 155, Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140, FAS 156, Accounting for Servicing of Financial Assets-an amendment of FASB Statement No. 140, and FAS 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, but they will not be applicable to the current operations of the Company. Therefore a description and the impact on the Company's operations and financial position for each of the pronouncements above have not been disclosed.


NOTE 3 - INVENTORY
------------------

At December 31, inventory consists of the following:

                                                 2006              2005
                                          ----------------------------------
 Raw materials                            $      33,798       $       47,211
 Work-in-process                                 11,414                3,574
 Packaging                                       18,691               35,269
 Finished goods                                 155,702               12,733
                                          ----------------------------------
      Total inventory                     $     219,605       $       98,787
                                          ----------------------------------

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 4 - PROPERTY AND EQUIPMENT, NET
------------------------------------

At December 31, property and equipment, net consists of the following:


                                                     2006              2005
                                                --------------------------------
Production, engineering and other equipment     $    4,717,341    $   4,505,656
Leasehold improvements                               2,745,917        2,629,400
Office equipment and furniture                         601,067          599,132
Computer equipment and related software                331,112          319,468
Construction in process - equipment                    133,532           97,015
                                                --------------------------------
                                                     8,528,969        8,150,671
Accumulated depreciation                            (2,265,919)      (1,638,545)
                                                --------------------------------
      Property and equipment, net               $    6,263,050    $   6,512,126
                                                --------------------------------



NOTE 5 - INTANGIBLE ASSETS
--------------------------

During 2006, no significant identified intangible assets were acquired and the Company recorded $341,250 of reduction in the carrying value of a license right to a developed technology as a result of impairment analyses performed in accordance with SFAS 144. The following table present details of the Company's purchased intangible assets:

                                  Gross
                                 Carrying         Accumulated
                                  Amount         Amortization        Net
 ---------------------------------------------------------------------------
      License Rights to           200,000            (46,666)        153,334
      Website
                             ------------------------------------------------
      Total intangibles         $ 200,000    $       (46,666)      $ 153,334
                             ------------------------------------------------



Amortization of intangibles was $34,333 for the years ended December 31, 2006 and 2005, respectively.

Based on the carrying  amount of the  intangibles  as of December 31, 2006,  and
assuming  no  impairment  of  the  underlying   assets,   the  estimated  future
amortization is as follows:


                            Years ended December 31,
                            ---------------------------------------------------
                            2007                                  $      13,333
                            2008                                         13,333
                            2009                                         13,333
                            2010                                         13,333
                            Thereafter                                  100,002
                                                                  -------------
                                     Total amortization           $     153,334
                                                                  -------------

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 6 - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
-------------------------------------------------------

At December 31, accrued expenses and other current liabilities consist of the following:


                                                         2006           2005
                                                      ----------    ------------
Accrued legal                                         $  109,513   $     190,357
Accrued payroll and taxes                                      -         110,322
Other accrued expenses                                    52,987          45,804
                                                      ----------   -------------
Total accrued expenses and other current liabilities  $  162,500   $     346,483
                                                      ==========   =============


NOTE 7 - CAPITAL LEASE OBLIGATION
----------------------------------

In August 2002, the Company sold certain property and equipment to an unrelated party for $121,500 and leased the equipment back from the party under three lease agreements that were classified as capital leases in accordance with SFAS 13, "Accounting for Leases." These assets are being depreciated over their estimated useful economic lives and are included in the depreciation expense for the years ended December 31, 2006 and 2005.

The following table presents the future minimum lease payments under the capital leases together with the present value of the minimum lease payments as of December 31, 2006.



             Year Ending December 31,
             -------------------------------------------------------------------
             2007                                                   $    14,895
                                                                    ------------
             Total minimum lease payments                                14,895
             Lease amount representing interest                             821
                                                                    ------------
             Present value of minimum lease payments                     14,074
             Less: current portion                                       14,074
                                                                    ------------
             Non-current portion                                    $         -
                                                                    ------------


The leases bear interest rates ranging from 17.29% to 20.88%.

NOTE 8 - STOCKHOLDERS' EQUITY
-----------------------------

Private Placement Offering
--------------------------

On March 24 through 30, 2006, the Company entered into private placement subscription agreements pursuant to which it sold unregistered shares of our common stock, par value $0.00005 per share ("Common Stock"), and warrants exercisable for Common Stock. The Company sold approximately 205 units in the private placement, with each unit consisting of 40,323 shares of Common Stock. In addition, investors who invested at least $500,000 in the private placement received a five-year warrant with an exercise price of $1.00 per share to purchase a number of shares of Common Stock equal to 10% of the number of shares of Common Stock purchased (the "Warrants"). In the aggregate the Company sold 8,245,368 shares of Common Stock, and Warrants to purchase an additional 161,292 shares of Common Stock. Proceeds from the sale, net of commissions and fees of $521,865, totaled $4,536,433. The Company also entered into a registration rights agreement in connection with the private placement pursuant to which it has agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock and Common Stock underlying the Warrants.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 8 - STOCKHOLDERS' EQUITY (CONTINUED)
-----------------------------------------

National Securities Corporation ("National Securities") served as the lead placement agent in connection with the private placement. National Securities received cash fees in the aggregate of $521,865 and warrants to purchase 824,537 shares of Common Stock on terms which are identical to the Warrants included in the units except that the exercise price is $0.68 per share and they contain an assignment provision. In addition, the placement agent's warrant has registration rights that are the same as those afforded to investors in the private placement.

The Company determined that all of the securities sold and issued in the private placement were exempt from registration under the Securities Act of 1933, as amended (the "Act") pursuant Section 4(2) of the Act and Rule 506 of Regulation D Promulgated under the Act. The Company based this determination on the non-public manner in which it offered the securities and on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to resale or distribution, and that each such persons understood such securities may not be sold to otherwise deposed of without registration under the Act or an applicable exemption there from.

In January 2006, the Company conducted a self-underwritten offering of the Company's common stock up to $1.24 million. The stock was sold for $31,000 per unit. Each unit consisted of 50,000 shares of common stock and 50,000 warrants. The warrants are exercisable at $1.00 per share and expire in three (3) years after purchase of the above-described unit. The Company sold and issued 1,000,000 shares and received proceeds of $620,000 under the offering.

In June 2005, the Company conducted a self-underwritten offering of the Company's common stock up to $1.6 million. The stock was sold for $12,500 per unit. Each unit consists of 31,250 shares of common stock and 31,250 warrants. The warrants are exercisable at $1.00 per share and expire in three (3) years after purchase of the above-described unit. As of December 31, 2005, the Company sold and issued 1,187,500 shares received $525,000 in proceeds under the offering.

Exercising of stock warrants and options
----------------------------------------

During 2006, there were 1,273,527 stock warrants and options exercised. The Company received total proceeds of $643,398. The Company applied $8,627 of proceeds due from a consultant exercising options during 2006 against her service rendered.

During 2005, there were 2,302,811 stock warrants and options exercised. The Company received total proceeds of $996,427, of which, $35,000 was received in 2006. The Company applied $127,960 of proceeds due from employees exercising options during 2005 against the employees' net pay and a note payable to related party.

Elimination of Minority Deficit in FiberGel
--------------------------------------------

Between September 1, 2003 and September 30, 2005, the FiberGel subsidiary had a minority deficit. The minority deficit was eliminated through an exchange for 1,100,000 shares of the Company's common stock on December 1, 2005.

Prior to September 1, 2003, FiberGel had been the Company's wholly-owned subsidiary. In September 2003, the Company conducted a private placement offering of FiberGel's common stock and sold 1,100,000 shares of FiberGel's common stock for $1,100,000. As a result, the Company's ownership percentage of FiberGel's common stock declined to approximately 94.5%. The Company complies with the requirement of SEC Staff Accounting Bulletin No. 51, "Accounting for Sales of Stock by a Subsidiary, " which requires that the difference between the carrying amount of parent's investment in a subsidiary and the underlying net book value of the subsidiary after the issuance of stock by the subsidiary be reflected as either a gain or loss in the statement of operations or reflected as an equity transaction. The Company has elected to record gains or losses resulting from the sale of subsidiary's stock as equity transactions.

On October 1, 2005, the Board of Directors approved to eliminate the minority deficit through an exchange of the FiberGel minority shareholder interest for a similar interest in the Company. The elimination of the minority interest through the issuance of Company's common stocks was recorded as a recapitalization adjustment since no gain or loss was recorded initially when the FiberGel's stocks were sold in 2003. Accordingly, the elimination of the $151,854 minority deficit balance was recorded, offset by an increase in common stock of $55 and a decrease in additional paid-in-capital of $151,909.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 8 - STOCKHOLDERS' EQUITY (CONTINUED)
--------------------------------------------

The consolidated financial statements for periods prior to October 1, 2005, the approval date of the exchange, reflected a minority deficit adjustment of the losses of FiberGel attributable to the minority ownership. For the period January 1, 2005 through September 30, 2005 the Company reported loss attributable to minority interest of $72,988 in the consolidated statement of operations.

NOTE 9 - NET LOSS PER SHARE
---------------------------

The following table sets forth the computation of basic and diluted net loss per share:

                                                           Years ended
                                                           December 31,
                                                    2006              2005
 -------------------------------------------------------------------------------
 Numerator:
 -------------------------------------------------------------------------------
 Net loss                                        (16,430,884)   $   (6,025,585)
 -------------------------------------------------------------------------------
 Denominator:
 -------------------------------------------------------------------------------
 Weighted average number of shares outstanding    59,635,899        46,653,242
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 Net loss per share-basic and diluted                  (0.28)   $        (0.13)
 -------------------------------------------------------------------------------


As the Company incurred net losses for the years ended December 31, 2006 and 2005, the effect of dilutive securities totaling 4,178,620 and 2,084,072 equivalent shares, respectively, has been excluded from the calculation of diluted loss per share because their effect was anti-dilutive.

NOTE 10 - STOCK OPTION PLAN AND WARRANTS
-----------------------------------------

The Company has a Stock Option Plan (the Plan) effective January 2, 1999 and amended in 2004, which provides for the issuance of qualified options to all employees and non-qualified options to consultants and other service providers.

A summary of the status of stock options issued by the Company as of December 31, 2006 and 2005 is presented in the following table.

                                            2006                        2005
--------------------------------------------------------------------------------------
                                        Number    Weghted                    Weghted
                                                  Average         Number     Average
                                          of      Exercise          of       Exercise
                                        Shares     Price          Shares      Price
--------------------------------------------------------------------------------------
Outstanding at beginning of year     12,892,939   $    1.03      7,496,750  $   1.15
Granted                              10,826,337        1.05      8,677,000      0.78
Exercised                            (1,113,527)       0.46     (2,230,811)     0.43
Expired and Cancelled                (2,320,000)       1.00     (1,050,000)     1.06
-----------------------------------------------               ------------
Outstanding at end of period         20,285,749   $    0.99     12,892,939  $   1.03
-----------------------------------------------               ------------
Exercisable at end of period         19,985,749   $    0.98     12,892,939  $   1.03
-----------------------------------------------               ------------

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 10 - STOCK OPTION PLAN AND WARRANTS (CONTINUED)
----------------------------------------------------

The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option valuation model. This model uses the assumptions listed in the table below. Expected volatilities are based on the historical volatility of the Company's stock. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.


                                                          2006        2005
                                                      -------------------------
    Weighted average fair value per option granted    $     0.76   $     0.61
    Risk-free interest rate                                 4.73%        2.59%
    Expected dividend yield                                 0.00%        0.00%
    Expected lives                                          3.00         3.00
    Expected volatility                                   120.08%      161.71%


As of December 31, 2006, there was $217,686 of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the Plan. The cost is expected to be recognized over a weighted average period of nine months.

The following table sets forth additional information about stock options outstanding at December 31, 2006:

                                    Weighted
                                    Average         Weighted
 Range of                         Remaining          Average
 Exercise            Options      Contractual       Exercise      Options
 Prices            Outstanding       Life             Price       Exercisable
 -----------------------------------------------------------------------------
  $0.01 -$1.50        19,640,749        2.0 years  $      0.95      19,340,749
  $1.51-$3.00            645,000        0.7 years  $      2.08         645,000
 -----------------------------------------------------------------------------
                      20,285,749        2.0 years  $      0.99      19,985,749
 -----------------------------------------------------------------------------


As of December  31,  2006 and 2005,  the Company  has  warrants  outstanding  to purchase 5,931,824 and 4,259,476 shares of the Company's common stock, respectively, at prices ranging from $0.45 to $6.40 per share. These warrants expire at various dates through March 2011.

NOTE 11 - INCOME TAXES
----------------------

The deferred net tax assets consist of the following at December 31:

                                                             2006     2005
                                                     ---------------------------
Tax Benefit on net operating loss carryforward       $  12,392,473  $10,048,096
Temporary differene in depreciation and amortization      (523,440)    (790,575)
Tax credits and carryforwards                              229,802      230,536
Others                                                     398,545            -
Less: valulation allowance                             (12,497,380)  (9,488,057)
                                                     ---------------------------
 Net deferred tax assets                             $           -  $         -
                                                     ---------------------------


At December 31, 2006, net federal and state operating losses of approximately $32 million and $18 million, respectively, are available for carry-forward against future years' taxable income and expire through 2026. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 12 - DISSOLVED SUBSIDIARIES
---------------------------------

In 2006, the Board of Directors approved to dissolve two inactive subsidiaries, CGI Capital, Inc. and Veridisc Corporation, both of which had no assets or liabilities as of December 31, 2006.

NOTE 13 - DEPARTURE OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICER
-----------------------------------------------------------------

On March 27, 2006, Edward L. Halpern, the founder of Online Bedding Corporation announced his retirement from the Board of Directors.

Also, at its meeting on March 22, 2006, the Board of Directors promoted Steve Cohen, formerly Vice-President of Corporate Development, to President, an office previously held by Greg Halpern. Greg Halpern continues to hold the office of Chief Executive Officer. Mr. Cohen was also elected as a member of the Board of Directors subsequently.

NOTE 14 - NAME CHANGE
---------------------

On February 6, 2006, the Board of Directors has approved a change of the company name from Circle Group Holdings, Inc. to Z Trim Holdings, Inc. The change was approved by the shareholders. On June 21, 2006 the Company effectively changed the name to Z Trim Holdings, Inc.

NOTE 15 - COMMITTMENTS
----------------------

Building Lease
--------------

The Company leases its executive offices and factory space in Mundelein, Illinois. The lease requires monthly rental payments of $20,000 plus taxes, insurance and maintenance, and the lease expires in March 2007. The Company extended the lease until March 2010 and the required monthly rental payments increased to $21,000. Taxes, insurance and maintenance are billed when due.

The future minimum annual rental payments under the leases are as follows:


                            Year ended December 31,                 Amount
                          -----------------------------------------------------
                                     2007                        $     250,000
                                     2008                              252,000
                                     2009                              252,000
                                     2010                               42,000
                                                                 --------------
                                                                 $     796,000
                                                                 --------------


Royalties
----------

In accordance with the licensing agreement to a website (see Note 5), the Company payment of $5,000 per year beginning July 1, 2005 for fourteen years.

The future minimum annual royalty payments under the agreement are as follows:

                            Year ended December 31,                 Amount
                          -----------------------------------------------------
                                     2007                        $       5,000
                                     2008                                5,000
                                     2009                                5,000
                                     2010                                5,000
                                  Thereafter                            40,000
                                                                 --------------
                                                                 $      60,000
                                                                 --------------

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 16- LEGAL PROCEEDINGS/ SUBSEQUENT EVENT
---------------------------------------------

The Company filed a lawsuit in the U.S. District Court in 2005 to collect the unpaid principal balance, default interest and attorney fees for a note receivable, in total an amount in excess of $1,200,000, for stock issued. The defendants have sold the shares purchased with the note receivable. In response, on December 27, 2005 those shareholders and a related hedge fund, Pac Bay Financial, filed a countersuit against the Company and its directors and officers. That lawsuit, which is being heard by the same Judge as in the Company's Note Default case listed above, alleges that oral misrepresentations were made to induce purchases of stock over an approximate one and one-half year period. Counter-plaintiffs seek $2 million in compensatory damages and $5 million in punitive damages. The basis for these damages claims is yet unknown. The company believes that they have meritorious defenses against this action, and will continue to vigorously defend it. The claim against the officers and directors is covered by directors and officers insurance to the extent that three of the individual officers and directors are covered. The insurance coverage pays for the defense costs only and provides no indemnity coverage. The parties are engaged in settlement negotiations which could result in the resolution of all pending claims.

On November 23, 2005, the Company entered into Letter Agreement ("LOA") with George Foreman Enterprises, Inc. ("GFME") pursuant to which both parties would form a new limited liability company for the purpose of promoting the Company's zero calorie fat replacement food ingredient, Z Trim(R). The parties did not reach any definitive Agreement as is required by the LOA. On May 9, 2006, the Company filed a lawsuit alleging breach of the Parties' nondisclosure agreement and trade secret misappropriation in the Circuit Court of the 19th Judicial District, Lake County, Illinois seeking damages and injunctive relief against GFME. On August 3, 2006 the court, based upon a finding that the Company has demonstrated a likelihood of success on the merits of the case, issued an order granting the Company a preliminary injunction enforcing the non-disclosure agreement between the parties. GFME subsequently appealed the preliminary injunction. The Appellate Court denied GFME's appeal, and the injunctive order remains in place.

On July 17, 2006, George Forman Enterprises, Inc. filed a complaint against Z Trim Holdings, Inc. in the U.S. District Court seeking damages in excess of $70,000,000 for specific performance, breach of contract, promissory estoppel and unjust enrichment. The basis for all such claims is the underlying LOA, set forth above. Management believes that the allegations are frivolous and wholly without merit and will vigorously defend the claim.

On July 6, 2006, the Company filed a patent infringement suit in the United States District Court for the Western District of Wisconsin seeking unspecified damages and equitable relief against a manufacturer of a competing product. The case was dismissed by the court owing to a technicality and on March 20, 2007, the Company filed suit again No trial date has been set as of yet. In response to the dismissal order, the manufacturer submitted a bill of costs seeking a total of $15,458 in taxable costs. The Company filed its objections to the bill of costs on March 5, 2007 and argued that the manufacturer is not legally entitled to any of the requested costs. The bill of costs is still pending and the Court has given no indication of when it will issue its ruling on the amount costs, if any, that will be taxed against the Company. The Company did not accrue any liability as the likelihood of the outcome is unpredictable.

In October 2006, the Company settled litigation with two former investor relation consultants and issued total of 275,000 shares of its common stock at a fair value of $341,000 based on the closing market price at the dates of settlements.

On January 18, 2007, the Company was served with a complaint by Daniel Caravette for breach of contract and violation of the Illinois Wage Payment and Collection Act, seeking damages in excess of $1,000,000. Management believes that the allegations are frivolous and wholly without merit and will vigorously defend the claim.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 17 - RELATED PARTY TRANSACTIONS
--------------------------------------

In October 2006, a related party was granted 200,000 stock options at $0.75 per share for services rendered. The exercise price was below the closing market price of $1.25 at date of grant. All 200,000 options had been exercised at December 31, 2006.

The Company had a stock subscription receivable of $20,000 from the President related to exercising stock options in 2005. The stock subscription receivable was paid in full on September 30, 2006 including $675 of interest.

On April 12, 2006, the Company advanced $2,500 to the President. The advance was repaid on July 31, 2006. In June 2005, a related party exercised 83,333 stock options at $0.30 per share. The total proceeds of $25,000 were applied against the note payable owed to the related party. The note carries interest at 5% per annum, and is due on demand.

In June 2005, the Chief Executive Officer exercised 148,333 of his stock options at $.30 per share, or an aggregate of $44,500. The Company received $20,000 in cash and the balance of $24,500 was applied against the officer's net pay.

In December 2005, the Chief Financial Officer exercised 102,000 of his stock options at $.45 per share, or an aggregate of $45,900, which was applied against the officer's net pay in 2006.

NOTE 18- GUARANTEES
--------------------

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company's use of the applicable premises; and (iii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship. The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its consolidated balance sheet as of December 31, 2006.

In general, the Company offers a one-year warranty for most of the products it sold. To date, the Company has not incurred any material costs associated with these warranties.

NOTE 19 - MAJOR CUSTOMERS AND CREDIT CONCENTRATION
---------------------------------------------------

The Company's principal customers are wholesale companies. Two customers accounted for approximately 48% of the Food Product Development segment revenues for the year ended December 31, 2006. Two other customers accounted for approximately 85% of the E-tailer segment revenues for the year ended December 31, 2006. One client accounted for approximately 34% of the Food Product Development segment revenues for the year ended December 31, 2005. Another client accounted for approximately 66% of the E-tailer segment revenues for the year ended December 31, 2005. Management does not believe a significant credit risk exists at December 31, 2006.

The Company maintains cash deposits with major banks, which from time to time may exceed federally insured limits. The Company periodically assesses the financial condition of the institutions and believes that the risk of any loss is minimal.

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 20 - SEGMENT INFORMATION
------------------------------

The Company evaluates its reporting segments in accordance with FAS No. 131, Disclosures about Segments of an Enterprise and Related Information. The Chief Executive Officer has been identified as the Chief Operating Decision Maker as defined by FAS No. 131. The Chief Executive Officer allocates resources to each segment based on their business prospects, competitive factors, net sales and operating results.

During the third quarter of 2005, the Company changed the structure of its internal organization to include three principal operating segments: (i) Food Product Development, (ii) Personal Safety Training and Products and (iii) E-tailer. The food product development segment owns the exclusive, worldwide license to Z Trim(TM). The personal safety training and products segment offers cost effective self-defense training courses and products with a uniquely targeted curriculum. The e-tailer segment is a distributor of pillows, blankets, and other bedding products. The Company also has other subsidiaries that do not meet the quantitative thresholds of a reportable segment.

The Company reviews the operating segments' income to evaluate performance and to allocate resources. Operating companies' income for the reportable segments excludes income taxes, minority interest and amortization of goodwill. Provision for income taxes is centrally managed at the corporate level and, accordingly, such items are not presented by segment. The segments' accounting policies are the same as those described in the summary of significant accounting policies. Intersegment transactions are recorded at cost.

Summarized financial information of the Company's results by operating segment is as follows:

                                                                           Years ended
                                                                           December 31,
                                                                      2006              2005
--------------------------------------------------------------   --------------    ---------------
Net Revenue:
 Food Product Development                                        $      103,269    $        43,339
 Personal Safety Training and Products                                    6,426              3,232
 E-tailer                                                               491,114            467,608
                                                                 --------------    ---------------
Net Revenue by Reportable Segment                                $      600,809    $       514,179
 All Other Operating Revenue                                                735                429
--------------------------------------------------------------   --------------    ---------------
 Consolidated Net Revenue                                        $      601,544    $       514,608
--------------------------------------------------------------   --------------    ---------------
Operating Income (Loss):
 Food Product Development                                        $   (2,899,880)   $    (1,887,254)
 Personal Safety Training and Products                                    5,866              2,422
 E-tailer                                                                14,769            (65,536)
Operating Loss by Reportable Segment                             $   (2,879,245)   $    (1,950,368)
All Other Operating Loss                                            (13,677,953)        (3,212,987)
                                                                 --------------    ---------------
Consolidated Operating Loss                                      $  (16,557,198)   $    (5,163,355)
--------------------------------------------------------------   --------------    ---------------
Net Income (Loss) Before Minority Interest:
Food Product Development                                         $   (2,904,646)   $    (1,889,286)
Personal Safety Training and Products                                     5,866              2,422
 E-tailer                                                                14,234            (65,030)
                                                                 --------------    ---------------
Net Loss by Reportable Segment                                   $   (2,884,546)   $    (1,951,894)
All Other Net Loss                                                  (13,546,338)        (4,146,679)
                                                                 --------------    ---------------
Consolidated Net Loss Before Minority Interest                   $  (16,430,884)   $    (6,098,573)
                                                                 --------------    ---------------

Z TRIM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 20- SEGMENT INFORMATION (CONTINUED)
-----------------------------------------------

                                                       December 31,
Total Assets:                                    2006               2005
-----------------------------------------------------------------------------
Food Product Development                  $     6,036,440     $     6,090,962
Personal Safety Training and Products               3,102                 135
E-tailer                                           92,733              75,407
                                          -----------------------------------
                                                6,132,275           6,166,504
All other segments                              1,376,909           1,155,544
-----------------------------------------------------------------------------
Consolidated assets                       $     7,509,184     $     7,322,048
-----------------------------------------------------------------------------

NOTE 21- SUBSEQUENT EVENT
-------------------------

On February 2, 2007, the Company entered into an agreement with J.P. Turner & Company, L.L.C. to raise between $4,000,000 and $8,000,000, using the Company's common stock as security. The purchase price will equal to 70% of the volume weighted average price of the Company's common stock for the 90 days from the day prior to the closing date, but no less than $1.00. Should the purchase price be estimated or calculated to be less than $1.00, the Company has the right to cancel the proposed offering. The investors will also receive 25% stock warrant coverage at an exercise price equal to 120% of the purchase price. The warrants shall have a term of 5 years.

The Company will file a Registration Statement covering the resale of the common shares underlying the unit and warrant within 60 days of the closing date. The Company shall respond to all SEC comments within 10 calendar days of receipt of said comments and will use its best efforts to cause the Registration Statement to become effective within 120 days of the closing date.

J.P. Turner & Company, L.L.C will receive a placement fee of 10% of the gross proceeds and 15% warrant coverage with an exercise price equal to the purchase price.

The offering closed on March 29, 2007. As of March 29, 2007 the Company has received stock subscriptions for 8,000,000 shares of its common stock and 2,000,000 warrants. As of March 28, 2007 the Company received $3,571,524 in proceeds, which is net of offering costs and commissions of $533,676. The Company anticipates receipt of the balance of the proceeds by April 4, 2007.

             CIRCLE GROUP HOLDINGS, INC. 2004 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS. The purposes of the Circle Group Holdings, Inc. 2004 Equity Incentive Plan (the "Plan") are to: (a) enable Circle Group Holdings, Inc. (the "Company") and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

     For purposes of the Plan, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

     (a) "Affiliate" means, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person. For this purpose, "control" means ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

     (b) "Award" means a grant of Options, SARs, Restricted Shares or Restricted Share Units pursuant to the provisions of the Plan.

     (c) "Award Agreement" means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

     (d) "Board" means the Board of Directors of the Company; provided, however, that if the Board appoints a Committee to perform some or all of the Board's administrative functions hereunder pursuant to Section 2, references in the Plan to the "Board" will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.

     (e) "Cause," with respect to a particular Participant, means, except to the extent specified otherwise by the Committee, a finding by the Board that the Participant: (i) has breached his or her employment or service contract with the Company, if any; (ii) has breached any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law, contract or otherwise); (iii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service; (iv) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information; or (v) has engaged in such other behavior detrimental to the interests of the Company as the Board determines. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "cause," then with respect to such Participant, "Cause" shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

     (f) "Change in Control" means if (i) the acquisition (other than from the Company) in one or more transactions by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Company Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; (iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include a public offering of capital stock of the Company; or (iv) a liquidation or dissolution of the Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (h) "Committee" means a committee appointed by the Board in accordance with Section 2 of the Plan.

     (i)  "Director" means a member of the Board.

     (j)  "Disability" means a Grantee's becoming disabled within the meaning of
          Section 22(e)(3) of the Code.

     (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or
          (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The Nasdaq Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (iii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, the Fair Market Value will be determined by the Board acting in its discretion, which determination will be conclusive.

     (m) "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of
          Section 422 of the Code.

     (n) "Non-Employee Director" will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each "Non-Employee Director" also be an "outside director" as that term is defined in regulations under Section 162(m) of the Code.

     (o) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

     (p) "Option" means any option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5 hereof.

     (q) "Participant" means an employee, consultant or Director of the Company or any of its Affiliates to whom an Award is granted.

     (r) "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

     (s) "Plan Effective Date" means the date the Plan is approved by the Company's stockholders.

     (t) "Predecessor Plan" means the Circle Group Holdings Inc. Stock Incentive Plan.

     (u) "Restricted Shares" means Shares that are subject to restrictions pursuant to Section 8 hereof.

     (v) "Restricted Share Unit" means a right granted under and subject to restrictions pursuant to Section 9 of the Plan.

     (w) "SAR" means a share appreciation right granted under the Plan and described in Section 6 hereof.

     (x) "Share" means a share of the Company's common stock, par value $0.00005, subject to substitution or adjustment as provided in Section 3(d) hereof.

     (y) "Subsidiary" means, in respect of the Company, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and
          (g) of the Code.

SECTION 2. ADMINISTRATION. The Plan will be administered by the Board of Directors; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board's administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this
Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

     Any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Exchange Act, all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     The Board will have full authority to grant Awards under this Plan. In particular,subject to the terms of the Plan, the Board will have the authority:

     (a) to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

     (b)  to determine the type of Award to be granted to any person hereunder;

     (c) to determine the number of Shares, if any, to be covered by each such Award;

     (d)  to establish the terms and conditions of each Award Agreement;

     (e) to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

     (f) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant; provided, however, that Awards granted to California residents must also comply with the terms of Appendix A attached hereto.

     The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

     All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

SECTION 3. SHARES SUBJECT TO THE PLAN.

     (a) Shares Subject to the Plan. The Shares to be subject to awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. Subject to this Section 3(a) and subject to adjustment from time to time in accordance with the provisions of Section 3(d), the maximum number of Shares that may be subject initially to Awards under the Plan is 20,000,000, and the Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Such initial share reserve is comprised of 7,452,000 Shares, which represents the sum of the number of shares which remained for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Company's stockholders, plus the number of Shares subject to outstanding options under the Predecessor Plan as of the Plan Effective Date that will only become available under the Plan if and to the extent that the options to which such Shares are subject expire or are forfeited prior to being exercised.

     (b) Individual Limit. In no event shall the aggregate number of Shares for which any one individual participating in the Plan may be granted Awards for any given year exceed 1,000,000 Shares.

     (c) Effect of the Expiration or Termination of Awards. If and to the extent that an Option, SAR or Restricted Share Unit expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option, SAR or Restricted Share Unit will again become available for grant under the Plan. Similarly, if and to the extent any Restricted Share is canceled, forfeited or repurchased for any reason, or if any Share is withheld pursuant to Section 15(d) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. Finally, if any Share subject to an Option is withheld by the Company in satisfaction of the exercise price payable upon exercise of that Option, that Share will again become available for grant under the Plan.

     (d) Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the Shares, equitable substitutions or adjustments may be made by the Board, in its sole and absolute discretion, to the aggregate number, type and issuer of the securities reserved for issuance under the Plan, to the number, type and issuer of Shares subject to outstanding Options and SARs, to the exercise price of outstanding Options or SARs, to the number, type and issuer of Restricted Shares outstanding under the Plan and to the number of Restricted Share Units outstanding under the Plan and/or the type of securities referenced for determining payment in respect thereof.

     (e) Change in Control. Notwithstanding anything to the contrary set forth in this Plan, upon or in anticipation of any Change in Control, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

        (i) cause any or all outstanding Options and SARs held by Participants affected by the Change in Control to become fully vested and immediately exercisable, in whole or in part;

        (ii) cause any or all outstanding Restricted Shares held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part;

        (iii) cancel any Option held by a Participant affected by the Change in Control in exchange for an option to purchase common stock of any successor corporation, which new option satisfies the requirements of Treas. Reg. ss.1.425-1(a)(4)(i) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option);

        (iv) cancel any or all Restricted Shares or Restricted Share Units held by Participants affected by the Change in Control in exchange for restricted shares of or restricted share units in respect of the common stock of any successor corporation;

        (v) redeem any or all Restricted Shares held by Participants affected by the Change in Control for cash and/or other substitute consideration with a value equal to the (a) the number of Restricted Shares to be redeemed multiplied by (b) the Fair Market Value of an unrestricted Share on the date of the Change in Control;

        (vi) cancel any Option or SAR held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (a) the number of Shares subject to that Option or SAR, multiplied by (b) the difference between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or SAR;

        (vii) cancel any Restricted Share Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (a) the number of Restricted Share Units, multiplied by

     (b) the Fair Market Value per Share on the date of the Change in Control.

SECTION 4. ELIGIBILITY. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5. OPTIONS. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Without limiting the generality of Section 3(a), any number of the maximum number of Shares provided for in Section 3(a) may be subject to Incentive Stock Options or Non-Qualified Options or any combination thereof.

     The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

     (a) Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option will be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option will be not less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

     (b) Option Term. The term of each Option will be fixed by the Board, but no Incentive Stock Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

     (c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

     (d)  Method of Exercise. Subject to the exercisability provisions of
          Section 5(c), the termination provisions set forth in Section 7 and the applicable Award Agreement, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by the delivery of written notice of exercise by the Participant to the Company specifying the number of Shares to be purchased. Such notice must be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made(i) in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised and/or (ii) to the extent the Option is exercised for vested shares, through a special sale and remittance procedure described below; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment by either of the foregoing methods may be authorized only at the time the Option is granted. In order to use the "special sale and remittance procedure" mentioned in the preceding sentence, a Participant must concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 15(a) hereof.

     (e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

     (f) Termination of Employment. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of
          Section 7 with respect to exercise upon or following termination of employment.

     (g) Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Non-Qualified Stock Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

SECTION 6. STOCK APPRECIATION RIGHTS.

     (a) Grant. The grant of an SAR provides the holder the right to receive the appreciation in value of Shares between the date of grant and the date of exercise. An SAR may be exercised by a Participant's giving written notice of intent to exercise to the Company, provided that all or a portion of such SAR has become vested and exercisable as of the date of exercise.

          Upon the exercise of an SAR, a Participant will be entitled to receive, in either cash and/or Shares (as determined by the Board or the Committee), an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such
          SAR) was granted.

     (b) Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

          (i) Term of SAR. Unless otherwise specified in the Award Agreement, the term of an SAR will be ten years.

          (ii) Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant.

          (iii) Termination of Service. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of service.


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SECTION 7. TERMINATION OF SERVICE. Unless otherwise specified with respect to a particular Award, Options or SARs granted hereunder will remain exercisable after termination of service only to the extent specified in this Section 7.

     (a) Termination by Reason of Death. If a Participant's service with the Company or any Affiliate terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of death, or
          (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

     (b) Termination by Reason of Disability. If a Participant's service with the Company or any Affiliate terminates by reason of Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring
          (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

     (c) Cause. If a Participant's service with the Company or any Affiliate is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

     (d) Other Termination. If a Participant's service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

SECTION 8. RESTRICTED SHARES.

     (a) Issuance. Restricted Shares may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other onditions of such Awards.

     (b) Awards and Certificates. The Award Agreement evidencing the grant of any Restricted Shares will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Shares may, but need not, be zero.

          A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, the Company's stockholders' agreement, if any, or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE CIRCLE GROUP HOLDINGS, INC. 2004 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTEREDINTO BETWEEN THE PARTICIPANT AND CIRCLE GROUP HOLDINGS, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF CIRCLE GROUP HOLDINGS, INC., AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF CIRCLE GROUP HOLDINGS, INC.

          Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Shares award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

     (c) Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 8 will be subject to the following restrictions and conditions:

     (i) During a period commencing with the date of an Award of Restricted Shares and ending at such time or times as specified by the Board (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Shares upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in I ts sole and absolute discretion.

     (ii) Except as provided in this Paragraph (ii) or Section 8(c)(i), once the Participant has been issued a certificate or certificates for Restricted Shares, the Participant will have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Shares will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

     (iii) Subject to the applicable provisions of the Award Agreement, if a Participant's service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant's Restricted Shares which then remain subject to forfeiture will then be forfeited automatically.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period (or if and when the restrictions applicable to Restricted Shares lapse pursuant to Sections 3(e)), the certificates for such Shares will be replaced with new certificates, without the restrictive legends described in
          Section 8(b) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

SECTION 9. RESTRICTED SHARE UNITS. Subject to the other terms of the Plan, the Board may grant Restricted Share Units to eligible individuals and may impose conditions on such units as it may deem appropriate. Each granted Restricted Share Unit shall be evidenced by an Award Agreement in the form that is approved by the Board and that is not inconsistent with the terms and conditions of the Plan. Each granted Restricted Share Unit shall entitle the Participant to whom it is granted to a distribution from the Company in an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash and/or Shares. All other terms governing Restricted Share Units, such as vesting, time and form of payment and termination of units shall be set forth in the Award Agreement.

SECTION 10. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in
Section 3(e) of the Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant's consent or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by the Company's stockholders in a manner consistent with the requirements of Section 422(b)(1) of the Code and related regulations would: (i) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(d)), or (ii) change the persons or class of persons eligible to receive Awards.


SECTION 11. UNFUNDED STATUS OF PLAN. The Plan is intended to be "unfunded." With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards.

SECTION 12. EFFECTIVE DATE OF PLAN. The Plan was adopted by the Board on March , 2004 and will become effective on the Plan Effective Date.

SECTION 13. TERM OF PLAN. The Plan will continue in effect until the earliest of
(i) the date on which it is terminated by the Board in accordance with Section 10, (ii) the date on which no Shares remain available for issuance under the Plan terminated in accordance with Section 10, and (iii) the 10th anniversary of the Plan Effective Date (or, if the stockholders approve an amendments that increases the number of shares subject to the Plan, the 10th anniversary of the date of such approval); provided, however, that Options granted prior to the Plan's termination may extend beyond that termination.

SECTION 14. BOARD ACTION. Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

     (a) the Company's Articles of Incorporation (as the same may be amended and/or restated from time to time);

     (b) the Company's Bylaws (as the same may be amended and/or restated from time to time); and

     (d) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

SECTION 15. GENERAL PROVISIONS.

     (a) Representations. The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

          All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Other Compensation. Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) No Right To Continued Service. Neither the adoption of the Plan nor the execution of any document in connection with the Plan will (i) confer upon any person any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

     (d) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (e) Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     (f) Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Illinois, without regard to the application of the principles of conflicts of laws.

     (g) Notices. Any notice to be given to the Company pursuant to the provisions of the Plan will be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant will be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five days after the date of the mailing (which will be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) will be permitted and will be considered delivery of a notice notwithstanding that it is not an original that is received.